FINLAY RETIREMENT INCOME PLAN


                             As amended and restated
                                  October 1999






















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                          FINLAY RETIREMENT INCOME PLAN

                                    Preamble
                                    --------

     Effective January 1, 1987, S & L Acquisition Company, L.P. ("S&L") adopted the Seligman & Latz Retirement Income Plan ("Original Plan"), a profit-sharing plan providing for contributions pursuant to section 401(k) of the Internal Revenue Code ("Code").

     Effective as of December 6, 1988, S&L was restructured into and succeeded by four separate corporations, Adrien Arpel, Inc., Finlay Enterprises, Inc. and its wholly owned subsidiary Finlay Fine Jewelry Corporation, and Tru-Run Corporation. In connection with that restructuring, the Original Plan was, effective on such date, assumed and continued by Finlay Enterprises, Inc., Finlay Fine Jewelry Corporation and Tru-Run Corporation, all of which were under common control within the meaning of section 414 (b) of the Code. In connection with that change and effective as of the same date, the Original Plan was renamed the Finlay and Tru-Run Retirement Income Plan ("Finlay and Tru-Run Plan") and amended to reflect the consequences of the restructuring.


     The Finlay and Tru-Run Plan was amended and restated, effective as of January 1, 1989 except as otherwise provided, to make changes deemed necessary or advisable to comply with changes in applicable law, effective as of such dates as are required by law, to make other changes deemed desirable, and to merge the Finlay Enterprises Retirement Income Plan ("Field Plan"), a profit-sharing plan qualified under section 401(a) of the Code and maintained by Finlay Enterprises, Inc. for certain field employees of Finlay Enterprises, Inc. and Finlay Fine Jewelry Corporation, into the Finlay and Tru-Run Plan effective as of the close of business on December 31, 1988, with the terms of the Finlay and Tru-Run Plan as so amended and restated superseding in all respects, effective as of January 1, 1989, the provisions of the Field Plan. Effective as of January 1, 1990, the Finlay and Tru-Run Plan was renamed the Finlay

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Retirement  Income  Plan.  On April 27, 1999,  the Plan was further  amended and restated to include additional amendments adopted since the prior restatement, including those necessary to comply with the provisions of the Small Business Job Protection Act of 1996 (SBJPA), the Uruguay Round Agreements Act (also referred to as GATT), the Taxpayer Relief Act of 1997 and the IRS Restructuring and Reform Act of 1998, as well as other amendments determined by the Company to be appropriate to further the purposes of the Plan, effective as the dates required by such provisions of law or as expressly set forth, and otherwise as of the date thereof, provided that clarifications of existing provisions are effective as of the same dates as the provisions which they clarify. On October __, 1999, a further restatement was adopted reflecting an amendment effective July 1, 1999 authorizing quarterly enrollment dates after initial eligibility, and making further changes to reflect provisions of SBJPA that become effective in 1999. The Plan as so amended and restated reads as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

     When used in this Plan, the following terms shall have the designated meanings, unless a different meaning is clearly required by the context:

     1.1 Accounts. A Participant's Profit-Sharing and Matching Contributions Account, Elective Contributions Account, and Closed Savings Account.

     1.2 Affiliate. Any of the following:

          1.2.1 Controlled Group Affiliate. Any trade or business (other than an Employer), whether or not incorporated, which at the time of reference controls, is controlled by, or is under common control with an Employer within the meaning of section 414(b) or 414(c) of



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the Code  and,  for  purposes  of  Article  XIV,  section  415(h) of the Code (a
"Controlled Group Affiliate").

          1.2.2 Affiliated Service Groups, etc. Any (a) member of an affiliated service group, within the meaning of section 414(m) of the Code, that includes an Employer, or (b) organization aggregated with an Employer pursuant to section 414(o) of the Code, to the extent required by such sections.

     1.3 Appropriate Form. The form or other method of communication prescribed by the Committee for a particular purpose specified in the Plan, when filed or otherwise effectuated at the time and in the manner prescribed by the Committee.

     1.4 Beneficiary. The person or persons entitled to benefits under the Plan following a Participant's death, pursuant to Article IX.

     1.5 Board of Directors. The Board of Directors of the Company, or any duly authorized committee thereof.

     1.6 Break in Service. A Severance Period of not less than twelve (12) consecutive months; provided, however, that in the case of an individual who is absent from work for maternity or paternity reasons, no portion of the first 12 consecutive months of such absence following his Severance Date shall be considered for purposes of determining whether there has been a Break in Service or the length of such Break in Service (this provision shall not, however, be construed to grant an employee any right to a leave of absence for any reason). For purposes of this Section 1.6, an absence from work for maternity or paternity reasons means a cessation of active employment (and continuing absence from such employment) on or after January 1, 1985 (a) by reason of the pregnancy of the individual, (b) by reason of the birth of a child of the individual, (c) by reason of the placement of a child with the individual in connection

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with the  adoption  of such child by such  individual,  or (d) for  purposes  of caring for such child for a period beginning immediately following such birth or placement.

     1.7 Closed Savings Account. A separate account maintained for each Participant who was a participant in the Finlay Enterprises Retirement Income Plan on December 31, 1988, which reflects his share of the Trust Fund attributable to amounts credited to such account pursuant to Section 4.11.

     1.8 Code. The Internal Revenue Code of 1986 as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

     1.9 Committee. The Administrative Committee provided for in Article XI.
     1.10 Company. For periods prior to December 6, 1988, S & L Acquisition Company, L.P. For the period from December 6, 1988 through December 31, 1989, Finlay Enterprises, Inc. and Tru-Run Corporation, which entities shall be referred to herein, separately or collectively as the context may require, as "Company." On and after January 1, 1990, Finlay Enterprises, Inc., or any successor thereof by merger, consolidation or otherwise.

     1.11 Compensation. Total compensation as that term is defined in Treasury Regulation section 1.415-2(d)(11)(i), paid by an Employer to an individual after he has become a Participant for service as an Eligible Employee, but determined before giving effect to any Contribution Agreement under this Plan, or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of section 125 of the Code) or to pay for a qualified transportation fringe (within the meaning of section 132(f) of the Code), excluding the following:

          (a) reimbursements or other expense allowances;


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          (b) fringe benefits (cash and noncash);

          (c) moving expenses paid by an Employer;

          (d) employer contributions to a plan of deferred compensation which are not includible in the employee's gross income for the taxable year in which contributed, employer contributions under a simplified employee pension plan and any distributions from a plan of deferred compensation; and


          (e) welfare benefits.

Compensation taken into account for any Participant for any of the Plan Years 1989 through 1993, shall not exceed two hundred thousand dollars ($200,000) (as adjusted from time to time in accordance with section 401(a)(17) of the Code), and shall not exceed one hundred fifty thousand dollars ($150,000), as so adjusted, for any Plan Year beginning on or after January 1, 1994.

     1.12 Contribution Agreement. An agreement by an Eligible Employee (set forth on the Appropriate Form) to reduce his Compensation otherwise payable in cash in order to share in Elective Contributions under the Plan, as provided in
Section 3.2.

     1.13 Date of Hire. The date on which an employee first completes an Hour of Service.

     1.14 Disability. Permanent and total disability by reason of a medically determinable physical or mental impairment which can be expected to result in death or to be of continued duration for the Participant's lifetime, rendering the Participant unable to engage in
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any gainful  occupation,  as determined by the Committee on the basis of medical evidence satisfactory to it, including but not limited to an independent examination by a competent physician (giving uniform treatment to Participants similarly situated).

     1.15 Early Retirement Date. The Participant's 55th birthday.

     1.16 Elective Contributions. Contributions by an Employer for a Participant under Section 3.2, based on the amount by which the Participant elected to reduce his Compensation otherwise payable in cash.

     1.17 Elective Contributions Account. A separate account maintained for each participant which reflects his share of the Trust Fund attributable to Elective Contributions (including, if applicable pursuant to Section 3.6.5, Qualified Nonelective Contributions), as adjusted from time to time pursuant to Article IV.

     1.18 Eligible Employee/Eligible Participant.

         1.18.1  Eligible  Employee.  Any  of  the  following  employees  of an
Employer:

          (a) Employees compensated through the payroll identified by the Employers as the "home office payroll"; regional vice presidents; Finlay group managers; for periods after December 31, 1988, any employee who performs services for an Employer that are part of the field operations of Finlay Fine Jewelry Corporation or, for periods prior to December 6, 1988, the Finlay Division of S & L Acquisition Company, L.P.; for periods prior to January 1, 1989, Arpel account executives; for periods prior to the effective date of the sale of the Beauty Salon Division of S & L Acquisition Company L.P. to Regis Corporation, beauty salon supervisors and account executives; and Tru-Run supervisors during the period Tru-Run Corporation participated in the Plan;

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          (b) Any officer of an Employer who performs services for such Employer on a substantially full-time basis; and

          (c) Any other employee of an Employer who participated in the Seligman & Latz Pension Plan on December 31, 1986. Notwithstanding the foregoing, the following shall not be considered Eligible Employees: (i) an employee whose compensation or conditions of employment are determined by or subject to collective bargaining with a union, unless the applicable collective bargaining agreement expressly provides that he shall be eligible to participate in this Plan, (ii) a non-resident alien, or (iii) an individual who performs services for an Employer under an agreement or arrangement (which may be written, oral, and/or evidenced by the Employer's payroll practice) with such individual or with another organization that provides the services of such individual to the Employer, pursuant to which such individual is treated as an independent contractor or as an employee of an entity other than the Employer, irrespective of whether he is treated as an employee of an Employer under common-law employment principles or pursuant to the provisions of section 414(m), 414(n) (relating to Leased Employees) or 414(o) of the Code.

          1.18.2  Eligible  Participant.   A  Participant  who  is  an  Eligible
Employee.

     1.19 Employer. The Company and any other corporation, partnership or other entity which has adopted the Plan with the approval of the Board of Directors and which shall not have discontinued its participation pursuant to Section 12.6.

     1.20 Entry Date. January 1, 1987, and each January 1 or July 1 thereafter. Effective January 1, 1992, the Committee (acting on the behalf of the management of the Employer and not as a fiduciary for the Plan) may establish a special Entry Date for employees


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who receive credit for prior service in  determining  eligibility to participate pursuant to Section 6.4.

     1.21 ERISA. The Employee Retirement Income Security Act of 1974 as amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or ruling promulgated thereunder and any comparable provision of future law that amends, supplements or supersedes such provision.

     1.22  Highly  Compensated  Employee.  A "highly  compensated  employee"  as defined  in section  414(q) of the Code and  applicable  regulations.  Effective

January 1, 1997,  "Highly  Compensated  Employee" means an employee who received compensation  (as determined  under section 414(q) of the Code) during the prior

Plan Year in excess of $80,000 (as  adjusted  pursuant to section  414(q) of the

Code) or who was a five percent (5%) owner (as  described in Section  15.1.2(c))

at any time during the current or prior Plan Year.

     1.23 Hour of Service.  An hour for which an employee is paid or entitled to payment for the performance of duties for an Employer or Affiliate.

     1.24  Investment  Fund.  A portion of the Trust  Fund  which is  separately invested pursuant to Section 4.2.

     1.25 Leased Employee.  An individual  treated as an employee of an Employer or Affiliate pursuant to Article XVI, as defined in Section 16.1.

     1.26 Matching Contributions. Contributions by an Employer for a Participant

under Section 3.3, based on the Elective Contributions made for the Participant.

     1.27 Normal Retirement Date. The Participant's 65th birthday.



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     1.28 Participant. Any employee who has become a Participant in this Plan in accordance with Article II, and any other employee or former employee who has an undistributed Account under the Plan, or whose Beneficiary has such an Account.

     1.29 Plan.  Prior to January 1,  1990,  the Finlay and  Tru-Run  Retirement

Income Plan (formerly the Seligman & Latz Retirement  Income Plan), as from time to time in effect.  On and after January 1, 1990, the Finlay  Retirement  Income

Plan, as from time to time in effect.

     1.30 Plan Year. Each twelve  (12)-month  period commencing on January 1 and ending on December 31.

     1.31  Profit-Sharing  Contributions.  Contributions  by an  Employer  under

Section 3.1.

     1.32 Profit-Sharing and Matching  Contributions Account. A separate account maintained  for each  Participant  which  reflects  his share of the Trust  Fund attributable to Profit-Sharing and Matching Contributions, as adjusted from time to time pursuant to Article IV.

     1.33 Qualified Nonelective Contributions. Discretionary contributions by an

Employer for a Participant under Section 3.6.5.

          1.34 Reemployment  Date. The date on which an employee first completes an Hour of Service after a Severance Date.

          1.35 Service.  Employment (and certain absences from employment) taken into account for purposes of vesting as described in Article VI.

     1.36 Severance Date. The earliest of:

          (a) The date on which an employee  quits,  retires,  is  discharged or dies; or


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          (b) The first  anniversary  of the first  date of a period in which an employee  remains  absent from service  with an Employer or  Affiliate  (with or without pay) for any reason (such as vacation, holiday, sickness,  disability or layoff) other than a quit,  retirement,  discharge,  death,  or leave of absence approved in writing by both his Employer and the Committee.


     1.37 Severance Period. Each period from an employee's Severance Date to his next Reemployment Date, subject to Section 1.6.

          1.38  Termination  of  Employment.   References  in  this  Plan  to  a

termination  of  employment,  or to a  Participant  or employee  who  terminates employment or the like, shall mean an employee's  incurring a Severance Date. If an employee ceases to be employed by an Employer or Affiliate  because of a sale or other disposition of all or part of the assets or business operations of such

Employer  or  Affiliate  but  continues  in the employ of a  purchaser  or other acquirer of such assets or operations  or an affiliate  thereof (or any of their successors)  to whose  plan the  assets  and  liabilities  attributable  to such employee are (or are to be)  transferred  in a transaction  described in Section

12.7,  such  employee  shall not  thereby  be  deemed  to  retire  or  terminate employment  for  purposes  of this Plan,  but upon such  transfer  of assets and liabilities  shall  cease  to be a  Participant.  If an  employee  ceases  to be employed by an Employer or Affiliate  because of the  withdrawal  of such entity from membership in the Company's  controlled group within the meaning of section

414(b) or (c) of the Code (such as by reason of the sale or other disposition of the stock of such Employer or  Affiliate),  such employee shall be considered to have  retired or  terminated  employment  for  purposes of this Plan unless such entity or an  affiliate  thereof  (or any of their  successors)  establishes  or maintains  a plan to which  the  assets  and  liabilities  attributable  to such employee are (or are to be)  transferred  in a transaction  described in Section

12.7,  in which  case such  employee  shall not  thereby  be deemed

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to retire or  terminate  employment  for  purposes  of this Plan,  but upon such transfer of assets and liabilities shall cease to be a Participant. The right to distribution upon termination of employment shall be subject to Section 8.12.

     1.39 Total Compensation.  Effective January 1, 1987, the total compensation paid  to an  employee  determined  before  giving  effect  to  any  Contribution

Agreement under this Plan (or any other cash or deferred  arrangement  described in section 401(k) of the Code) or to any similar reduction agreement pursuant to any  cafeteria  plan  (within the meaning of section 125 of the Code),  and also determined without regard to section 911 of the Code, of a type reportable by an

Employer or Affiliate on a Form W-2 with  respect to the  individual  for a Plan

Year, excluding the following:

          (a) employer  contributions to a plan of deferred  compensation  which are not includible in the employee's  gross income for the taxable year in which contributed, employer contributions under a simplified employee pension plan and any distributions from a plan of deferred compensation;

          (b)  amounts  realized  from the  exercise  of a  non-qualified  stock option,  or when  restricted  stock (or  property)  held by the employee  either becomes freely  transferable  or is no longer  subject to a substantial  risk of forfeiture;

          (c) amounts realized from the sale,  exchange or other  disposition of stock acquired under a qualified or incentive stock option; and

          (d) other amounts which received special tax benefits. For purposes of

Sections  3.4.2  and  3.5.2  Total   Compensation   shall  be  limited  to  such

compensation  paid by an Employer or  Affiliate  to an  individual  after he has become a Participant  for service as an Eligible  Employee.  Total  Compensation taken into  account for any  Participant

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for any of the Plan  Years 1989  through  1993,  shall not  exceed  two  hundred thousand  dollars  ($200,000) (as adjusted from time to time in accordance  with section 401(a)(17) of the Code), and shall not exceed one hundred fifty thousand dollars  ($150,000),  as so  adjusted,  for any Plan Year  beginning on or after

January 1, 1994.

          1.40 Trust Agreement. The trust agreement referred to in Article X.

          1.41 Trust Fund.  All the assets held under the Plan by the Trustee as provided for in Article X.

          1.42 Trustee. The corporation, individual, individuals, or combination thereof  which may at any time be acting as  trustee  under the Trust  Agreement entered into in connection with the Plan.

          1.43 Valuation  Date.  Each day on which the national stock  exchanges are open for trading.














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                                   ARTICLE II

                                  Participation
                                  -------------

     2.1 In General.  An Eligible  Employee  shall become a  Participant  on the first Entry Date coincident with or next following the later of his reaching age

21 or his completing a 12-consecutive-month  period (a "Computation Period") in which he is  credited  with  1,000  Eligibility  Hours,  provided  he is then an

Eligible Employee. The first Computation Period shall start on his Date of Hire,

and if he  does  not  complete  1,000  Eligibility  Hours  within  that  period,

subsequent Computation Periods shall be calendar years, beginning with the first calendar year after such Date of Hire.  If he has a Severance  Date and does not complete the foregoing service requirement in a Computation Period ending before such  date  (or  in  which  such  date  occurs)  and  he is  then  rehired,  his

Reemployment Date shall be treated as his Date of Hire in applying the foregoing rules.  The requirement  that a  12-consecutive-month  period elapse pursuant to this  Section  2.1 shall not apply with  respect to Entry Dates prior to July 1,

1987. Each individual who was a participant in the Finlay Enterprises Retirement

Income Plan on  December  31, 1988 shall  become a  Participant  in this Plan on

January 1, 1989.

          2.1.1  Eligibility Hour. For purposes of this Section 2.1, and Section

3.1.3,  an  Eligibility  Hour  is  each  of the  following,  determined  without duplication:

     (a)  each hour for which an  employee  is paid or is entitled to payment by an Employer or Affiliate for the performance of duties;

     (b)  each hour for which an  employee  is paid or is entitled to payment by an Employer or  Affiliate  on account of a period of time during which no duties are performed  (taking into  consideration  no more than 501 such



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          hours on account of any  single  continuous  period in which no duties are performed); and

     (c)  each hour for which back pay,  irrespective  of mitigation of damages,

          is either awarded or agreed to by an Employer or Affiliate;

in all cases  disregarding  (i) hours which are excluded  under  Section 6.3 and

(ii)  payments  made or due solely  for  purposes  of  complying  with  workers'

compensation,   unemployment  compensation  or  disability  insurance  laws  and payments which solely  reimburse an employee for medical  expenses and severance pay. Hours to be credited for reasons other than the performance of duties shall be determined  and credited in accordance  with the  provisions of Department of

Labor Regulation S 2530.200b-2(b) and (c).

          2.1.2 Monthly Equivalency. An employee compensated through the payroll identified by the Employers as the "home office payroll," who customarily  works for an Employer for twenty-one  (21) or more hours per week throughout each year

(except for holidays and  vacations),  other than an  individual  employed at an

Employer's   distribution   center  (which   currently  is  located  in  Orange,

Connecticut),   shall  be  credited  with  exactly  one  hundred   ninety  (190)

Eligibility Hours for each month with respect to which he completes at least one

Eligibility Hour (regardless of whether the number of Eligibility Hours actually completed in such month exceeds one hundred ninety (190)).

     2.2 Transfer to Eligible Employment. If an employee transfers to employment as an Eligible  Employee from  employment  with an Affiliate or from  employment with  an  Employer  other  than as an  Eligible  Employee,  he  shall  become  a

Participant  on the later of (a) the  first  Entry  Date  after the date of such transfer,  or (b)  the  first  Entry  Date on  which  he

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could have become a Participant  pursuant to Section 2.1 if his prior employment by the Employer or Affiliate had been in a position  eligible for  participation in the Plan.


     2.3  Reemployment.  If a Participant  or other  employee who has terminated employment  shall be rehired as an Eligible  Employee,  he shall be treated as a new Employee for all purposes of the Plan if his prior  Service and  Eligibility

Hours are disregarded  under the rule of parity set forth in Section 6.3. In any other  case,  he shall  commence or resume  participation  under the Plan on the later of (a) the date of such  rehire,  or (b) the first  Entry Date on which he could have become a Participant  pursuant to Section 2.1 if his prior employment by an Employer or Affiliate had been in a position eligible for participation in the Plan.

     2.4 Contribution agreement required for elective contributions. An eligible employee shall be eligible to share in elective contributions under section 3.2,

Effective for payroll periods ending after the first entry date on which he is a participant,  provided  that  he (i)  completes  and  returns  the  contribution agreement  described  in section  3.2.1 So that it is received by the  committee within such period as the committee shall  prescribe,  or (ii) is deemed to have elected  to  participate  pursuant  to  section  3.2.3.  If a  rehired  eligible employee, or eligible employee transferred from ineligible employment, commences or resumes participation pursuant to section 2.2 Or section 2.3, He shall become eligible to share in  contributions  under section 3.2 Upon execution and filing of an appropriate  contribution  agreement within such time as the committee may prescribe,  effective  as of such date as the  committee  shall  determine to be reasonably  practicable.  If a  participant  fails  to  complete  and  return  a contribution agreement within the required time set forth above, he may begin to share in  contributions  under section 3.2 As of any subsequent  entry date, or,

effective july 1, 1999, the first day of any subsequent  calendar quarter, as of which he is an eligible employee,  by


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completing and returning such Contribution Agreement to the Committee so that it is  received  by  the  Committee  within  such  period  as the  Committee  shall prescribe.  No Contribution  Agreement is required in order for a Participant to share in Profit-Sharing Contributions.


     2.5 Suspension on Transfer to Ineligible Employment.

          2.5.1 If a Participant ceases to be an Eligible Employee but continues in the employ of an Employer or Affiliate,  his Contribution  Agreement (if any)

shall be suspended until he resumes his status as an Eligible Employee.

     2.5.2 A Participant's  employment during a period of suspension referred to in Section 2.5.1 shall be included in his employment for purposes of determining his Service  under Article VI, but during such period of suspension he shall not be entitled to share in contributions  under the Plan (other than the allocation for the Plan Year in which such suspension  occurs). If during the period of his suspension  the  Participant's  employment  terminates or he dies,  his Accounts shall be distributed in accordance with the provisions of Articles VII and VIII.

          2.5.3 If and when the suspended  Participant again becomes an Eligible

Employee,  he shall resume active  participation on the date he again becomes an

Eligible Employee as provided in Section 2.2.

     2.6 Transfers Between Employers. If a Participant transfers from employment as an Eligible  Employee with one Employer to employment as an Eligible Employee with  another  Employer:  (a)  his  participation  in  the  Plan  shall  not  be interrupted; and (b) his Contribution Agreement (if any) with his prior Employer shall be deemed to apply to his second Employer in the same manner as it applied to his prior Employer.

     2.7 No  Employment  Rights.  The  establishment  of the Plan  shall  not be construed  as  conferring  any  rights  upon any  employee  or any  person for a continuation of his employment, nor shall it be construed as limiting in any way the right of any Employer or Affiliate to discharge any employee or to treat him without  regard to the  effect  which  such  treatment  might have upon him as a

Participant under the Plan.

                                   ARTICLE III

                                  Contributions
                                  -------------

     3.1 Profit-Sharing Contributions.

          3.1.1 Amount. Each Employer shall make Profit-Sharing Contributions to the  Plan for each  Plan  Year in an  amount  equal to two  percent  (2%) of the

Compensation  for  such  Plan  Year  of  its  employees  eligible  to  share  in

Profit-Sharing  Contributions  for that  Plan  Year  (determined  under  Section

3.1.3), reduced by the amount of any available forfeitures arising under Section

5.4 (or 3.5.2). For any Participant who transfers to ineligible  employment,  as prescribed in Section 2.5.2, any such  Profit-Sharing  Contributions made on his behalf shall be based only on his Compensation while an Eligible Employee.

          3.1.2 Payment.  Profit-Sharing Contributions by an Employer for a Plan

Year shall be paid to the  Trustee  within  the time for  filing the  Employer's federal income tax return for such Plan Year (including extensions).

          3.1.3   Eligibility   to  Share   in   Profit-Sharing   and   Matching

Contributions  and  Forfeitures.  A  Participant  shall be  eligible to share in

Profit-Sharing Contributions and Matching Contributions (and forfeitures in lieu thereof)  for a  Plan  Year  only  if (a) he is a  Participant  and an  Eligible

Employee  for at least a portion of such Plan  Year,  (b) he is  employed  by an

Employer  or  Affiliate  on the  last  day of  such  Plan  Year,  or  terminated employment  during such Plan Year after reaching his Early Retirement Date or as a result of death or Disability,  and (c) he has no less than 1,000  Eligibility

Hours (as defined in Section 2.1) during such Plan Year,  provided  that if such

Participant  terminated  employment  during such year after  reaching  his Early

Retirement Date or as a result of death or Disability,  such  Eligibility  Hours requirement
shall be prorated. The 1,000 Eligibility Hours requirement under (c) above shall be waived for the 1989 Plan Year and, for subsequent Plan Years,  may be reduced to the highest  lesser  number of  Eligibility  Hours during such year which the

Committee  determines  is  necessary  or  appropriate  in order  for the Plan to satisfy the requirements of section 410(b) of the Code.

     If any active  Participant's  employment was terminated  involuntarily as a result of the sale of the Beauty  Salon  Division of S & L  Acquisition  Company

L.P. to Regis Corporation (whether such termination occurred before or after the date of such sale but in no event  later  than  December  31,  1988),  then such

Participant  shall  be  entitled  to  share  in  any  applicable  Profit-Sharing

Contributions and Matching  Contributions  (and forfeitures in lieu thereof) for the  Plan  Year  in  which  his  termination  occurred,  based  on his  Elective

Contributions and Compensation for such Plan Year.  Notwithstanding  anything in this Section 3.1.3 to the contrary, a Participant whose employment is terminated by the Company on or after July 1, 1989, but in no event later than December 31,

1989,  as  a  result  of  a  reduction  in  force,  sale,  merger,  dissolution,

liquidation or change in control or reorganization of Tru-Run Corporation, shall be eligible to share in Profit-Sharing  Contributions and Matching Contributions

(and  allocations  in lieu thereof) for the Plan Year in which his employment is so terminated if he was an Eligible Employee during any portion of such year.

     3.2 Elective Contributions.

          3.2.1 Election of Amount. In order to share in Elective Contributions,

a  Participant  must  elect  in  his   Contribution   Agreement  to  reduce  his

Compensation  otherwise  payable  in cash for each  payroll  period by any whole percentage  between 1% and 16%,  inclusive;  provided,  that a whole  percentage shall not be required if necessary or  appropriate to comply with any applicable

limitations  on  the  amount  of  Elective  Contributions   permitted.   In  its
discretion,  the Committee may reduce the maximum amount of permissible Elective

Contributions  below  16% for all  Participants,  or for a  specified  group  of

Participants  which  does  not  discriminate  in  favor  of  Highly  Compensated

Employees. In no event shall the limits under Section 3.4 be exceeded. Effective

June 14,  1992,  the  Committee  shall  decrease  the  amount  of  reduction  of

Compensation under a Participant's Contribution Agreement for any payroll period to the  extent  the sum of  such  reduction,  the  amount  of the  Participant's deductions  for such  payroll  period  for  welfare  benefits  sponsored  by the

Employer,  and any other  withholding  from pay  required  by law,  exceeds  the

Participant's  Compensation for such payroll period. The Participant's  Employer shall  contribute to the Plan as Elective  Contributions,  as soon as reasonably practicable  after the close of each payroll period for which such  Contribution

Agreement is in effect, an amount equal to the elected and applicable  reduction in the  Participant's  Compensation  otherwise  payable in cash for that payroll period.

     3.2.2 Change in  Contribution  Rate. A Participant  who has a  Contribution

Agreement in effect may increase or decrease the amount of reduction  thereunder of his  Compensation  otherwise  payable in cash within the limits  specified in

Section 3.2.1, effective as of such date and upon such notice on the Appropriate

Form to the Committee as shall apply in accordance with procedures prescribed by the Committee.

     3.2.3 Deemed Election.  The Committee may establish a procedure pursuant to which an Eligible  Employee is deemed to have elected to reduce his Compensation by a specified  percentage  to provide  for  Elective  Contributions  unless the

Eligible Employee elects on the Appropriate Form not to make such contributions.

Any such deemed  election  shall be  treated,  for  purposes of the Plan,  as an election by the Eligible Employee properly made pursuant to Section 3.2.1.

     3.2.4  Voluntary  Suspension.  A Participant  may  voluntarily  suspend his

Contribution  Agreement  effective as of any payroll  period by giving notice on the  Appropriate  Form,  which notice will be  processed  as soon as  reasonably practicable.  No  Elective  Contributions  under this  Section  3.2 or  Matching

Contributions  under Section 3.3 shall be made for any Participant  with respect to any period during which his Contribution Agreement has been so suspended.  An

Eligible Employee may reinstate his Contribution  Agreement as of any Entry Date or,  effective  April 1, 1999, as of the first day of any calendar  quarter,  by giving notice to the Committee on the Appropriate Form so that it is received by the Committee within such period as the Committee shall prescribe.


     3.2.5 Mandatory Suspension. The Contribution Agreement of a Participant who

makes a withdrawal from his Elective  Contributions  Account pursuant to Section

7.2 shall be suspended as of the payroll  period in which the withdrawal is made until the next Entry  Date or,  effective  April 1,  1999,  the first day of the calendar  quarter that is at least 12 months after the date of such  withdrawal.

An Eligible  Employee may  reinstate his  Contribution  Agreement as of the next

Entry  Date or,  effective  April 1, 1999,  as of the first day of any  calendar quarter, following a period of mandatory suspension under this Section 3.2.5, by giving notice to the Committee on the Appropriate Form so that it is received by the Committee within such period as the Committee shall prescribe.

     3.2.6  Limitation.  Notwithstanding  any other  provision of this Plan,  no

Participant may elect to reduce his Compensation pursuant to Section 3.2.1 for a

Plan Year (or have Elective  Contributions made in respect thereof) by an amount

in  excess  of  the  "elective   deferral   limit."  A  Participant's   Elective

Contributions  under Section 3.2.1 shall be discontinued  for the remainder of a

Plan Year when in the aggregate they equal the "elective deferral limit" for such Plan Year. Effective January 1, 1997, for purposes of this Section

3.2.6, the "elective  deferral limit" means $9,500 as adjusted from time to time in accordance with section 402(g)(5) of the Code (e.g., $10,000 for the 1998 and

1999 Plan Years),  reduced by the amount of "elective  deferrals" (as defined in section 402(g)(3) of the Code) made by the Participant during his taxable year (which is presumed to be the calendar year) under any plans or agreements maintained  by an Employer or by a  Controlled  Group  Affiliate  (described  in

Section  1.2.1)  other  than  this  Plan  (and,  in the sole  discretion  of the

Committee, any plans or agreements maintained by any other employer, if reported to the  Committee  at  such  time  and in such  manner  as the  Committee  shall prescribe).  The "elective deferral limit" with respect to a Participant who has received a withdrawal from his Elective Contributions Account under this Plan as provided in Section 7.2, or a hardship  withdrawal with respect to his "elective deferrals" (as defined in section 402(g)(3) of the Code) under any other plan or agreement of any Employer or Affiliate,  shall,  for his taxable year  following the taxable year of such  withdrawal,  be reduced by the amount of the "elective deferrals"  made by the  Participant  during the taxable year of the  withdrawal under this Plan and all such other plans and agreements. Each such other plan or agreement  shall  be  deemed  amended  by  reason  of  this  provision  and  the

Participant's  execution of the Appropriate Form to the extent necessary to give full effect to any reduction required under the preceding sentence.

     3.2.7  Distribution  of Excess  Deferral.  If the "elective  deferrals" (as defined  in section  402(g)(3)  of the Code)  made by a  Participant  during his taxable year under this Plan and any other plans or agreements  maintained by an

Employer or Controlled  Group Affiliate  (described in Section 1.2.1) exceed the

"elective deferral limit," the excess Elective  Contributions,  adjusted for any income or loss  attributable  under the allocation rules of Sections

4.5 and 4.6 to such Elective Contributions up to the date of distribution, shall be  distributed  no later  than  April 15 of the  following  Plan  Year.  If the

Participant's  Elective  Contributions  Account  is  invested  in more  than one

Investment  Fund,  such  distribution  shall be made  pro  rata,  to the  extent practicable,  from all such Investment  Funds. Any Matching  Contributions  made with  respect  to  such  excess  Elective  Contributions  and  allocated  to his

Profit-Sharing and Matching Contributions Account shall be forfeited and applied pursuant to Section 5.4.


     3.3 Matching Contributions.


          3.3.1 Amount.  The Employer shall make Matching  Contributions  to the

Plan for each Plan Year for each Participant who has a Contribution Agreement in effect  during such year and who is eligible to share in Matching  Contributions for such year pursuant to Section 3.1.3. Such Matching Contributions shall be in an amount equal to 25% of such  Participant's  Elective  Contributions  for each

payroll   period   ending  in  such  year,   but  excluding  any  such  Elective

Contributions in excess of five percent (5%) of the  Participant's  Compensation for the  "applicable  period."  For  purposes  of the  preceding  sentence,  the

"applicable  period" shall be the entire period during which the Participant was eligible to make Elective  Contributions,  unless the Participant  increased his contribution  rate during such period from a rate  between  zero to five percent

(5%)  inclusive to more than five  percent  (5%),  in which event each  separate portion  of such  period in which he had a  different  reduction  rate in effect shall  constitute the "applicable  period".  The  "applicable  period" shall not include any period  during  which a  Participant's  Elective  Contributions  are suspended  pursuant to Section  3.2.3 or Section  3.2.4.  The amount of Matching

Contributions otherwise required to be made by an Employer for any month shall be reduced by the amount of any available forfeitures under Section

5.4 (or Section 3.5.2).


     3.3.2 Payment. Matching Contributions for a payroll period shall be paid to the Trustee within the time for filing the Employer's  federal income tax return for the Plan Year in which such payroll period ends (including extensions).

     3.3.3 Matching  Contributions Only for Permissible Elective  Contributions.

No  Matching   Contributions   shall  be  made  (i)  with   respect  to  "excess

contributions" (as defined in Section 3.4.3)  distributable  pursuant to Section

3.4.3,  (ii) with respect to Elective  Contributions  in excess of the "elective deferral  limit"  (as  defined  in  Section  3.2.5)  or (iii) in  excess  of the percentage of Elective Contributions  permitted under Section 3.3.1. Any amounts paid  into the Trust  Fund with the  intention  that  they  constitute  Matching

Contributions  with respect to such amounts  shall be retained in the Trust Fund and applied to meet the obligation of the Employer to make  contributions  under this Article III.

     3.4 Section 401(k) Limit on Elective Contributions.

          3.4.1  In  General.  Notwithstanding  anything  in  this  Plan  to the contrary,  effective January 1, 1997,  Elective  Contributions for any Plan Year

for an Eligible  Participant who is a Highly Compensated  Employee for such year shall be reduced if and to the  extent  deemed  necessary  or  advisable  by the

Committee in order that the Average  Deferral  Percentage (as defined in Section

3.4.2) for Eligible  Participants who are Highly Compensated  Employees for that

Plan Year shall not exceed the percentage  determined in the following schedule,

based on the Average Deferral Percentage for the immediately preceding Plan Year

(the  "Applicable

Plan  Year")  for all  Eligible  Participants  who are  not  Highly  Compensated

Employees for such Applicable Plan Year:



Column 1                                 Column 2
--------                                 --------

Average Deferral Percentage for         Average Deferral Percentage for
Eligible Participants                   Eligible Participants
Highly Compensated Employees            Who Are Highly Compensated
for the Applicable Plan Year            Employees for the Current Plan Year

Less than 2%                            Two (2) times the percentage in Column 1

2% - 8%                                 The percentage in Column 1, plus 2%

More than 8%                            One and one-quarter (1-1/4) times the
                                        percentage in Column 1

The  status  of an  individual  as a  non-Highly  Compensated  Employee  for  an

Applicable  Plan Year  shall be  determined  based on the  definition  of Highly

Compensated Employee in effect for such Applicable Plan Year.


In the event that both the  Average  Deferral  Percentage  and the  Contribution

Percentage  (as  defined in Section  3.5.2) for  Eligible  Participants  who are

Highly Compensated Employees for the Plan Year are more than one and one-quarter

(1-1/4) times the  corresponding  percentages for Eligible  Participants who are not Highly  Compensated  Employees for the  Applicable  Plan Year,  the Elective

Contributions for Eligible Participants who are Highly Compensated Employees for

the Plan Year  shall be further  reduced  in order  that the sum of the  Average

Deferral Percentage plus the Contribution  Percentage for Eligible  Participants who are  Highly  Compensated  Employees  for the Plan Year does not  exceed  the

Aggregate Limit (as defined in Section 3.6.3) for the Plan Year.

     3.4.2 Determination of Average Deferral  Percentages.  For purposes of this

Section 3.4, the Average Deferral  Percentage for any group of individuals for a

Plan  Year  (including  an  Applicable  Plan  Year)  means  the  average  of the individual  ratios,  for each person in such group, of (a) his share of Elective

Contributions  for the Plan  Year to (b) his  Total  Compensation  for such Plan

Year. The individual ratios,  and the Average Deferral  Percentage for any group of individuals,  shall be calculated to the nearest one-hundredth of one percent

(0.01%). For purposes of calculating the Average Deferral Percentage,  Qualified

Nonelective  Contributions  under  Section  3.6.5 may be taken  into  account as

Elective  Contributions  if applicable  regulations  under section 401(k) of the

Code  (which  are  set  forth  in  Treas.  Reg.  S 1.401(k)-1(b)(5))  and  other applicable  guidance  (including  IRS Notice  98-1 and  corresponding  successor guidance) are met. The Committee  shall  determine,  during and as of the end of each Plan Year, the Average Deferral  Percentages  relevant for purposes of this

Section 3.4, based on Participants'  Contribution Agreements and projected Total

Compensation. If, based on such determination, the Committee shall conclude that a reduction in the Elective  Contributions made for any Eligible  Participant is necessary or advisable in order to comply with the  limitations  of this Section

3.4, it shall so notify each affected  Eligible  Participant and his Employer of the reduction  that it deems  necessary or desirable  for this purpose.  In such event, the allowable Elective Contributions under Section 3.2.1 shall be reduced in  accordance  with  the  direction  of the  Committee,  and  the  Contribution

Agreement of each Eligible  Participant  affected by such determination shall be modified  accordingly.  Any such  reduction  may apply  either  to all  Eligible

Participants,   only  to  Eligible   Participants  who  are  Highly  Compensated

Employees,  or to any other  group as the  Committee  shall  determine,  in such manner as the Committee shall determine.

     3.4.3 Treatment of Excess Contributions.  For purposes of this Section 3.4,


"Excess  Contributions"  means, with respect to any Plan Year, the excess of (a)

the aggregate  amount of Elective  Contributions  actually paid into the Plan on behalf of Highly Compensated  Employees for such Plan Year, over (b) the maximum amount  of  Elective  Contributions  permitted  for such  Plan  Year  under  the limitations  set forth in Section  3.4.1,  determined  by reducing the amount of

Elective Contributions to be permitted on behalf of Highly Compensated Employees in the order of their  individual  ratios (as  determined  under Section  3.4.2)

beginning with the highest of such percentages.


     The aggregate amount of any Excess Contributions so determined for any Plan

Year shall be distributed in cash to Highly  Compensated  Employees on the basis of the  respective  amounts of Elective  Contributions  (and amounts  taken into account as Elective  Contributions)  made on their behalf,  reducing the largest amounts  of  Elective  Contributions  first,  and  successively  to  the  extent necessary until the entire amount of such Excess  Contributions  is distributed.

The  amount of Excess  Contributions  to be  distributed  for any Plan Year with respect to any Highly Compensated Employee shall be distributed in cash no later than March 15 of the following Plan Year if possible,  and in any event no later than the close of such following Plan Year. If such  Participant's  Accounts are invested in more than one Investment Fund, such  distribution  shall be made pro rata, to the extent  practicable,  from all such Investment Funds. The amount of

Excess  Contributions  distributed to any such Participant shall be adjusted for any income or loss  attributable to such Excess  Contributions up to the date of distribution  under the  allocation  rules of Sections 4.5 and 4.6. In the event that Qualified  Nonelective  Contributions are taken into account in determining the Average Deferral Percentage with respect to any Highly Compensated Employee,

and  distribution  of  the  Elective  Contributions  allocable  to  such

Highly  Compensated  Employee is  insufficient to eliminate the entire amount of

Excess  Contributions  with respect to such Highly Compensated  Employee,  there shall  be  distributed  so  much  of  the  Qualified  Nonelective  Contributions allocated  to the  Accounts  of the  Highly  Compensated  Employee  as  shall be necessary  to eliminate  all Excess  Contributions  for such Highly  Compensated

Employee for such Plan Year. In such event, the amount of Qualified  Nonelective

Contributions so distributed  shall be adjusted for any income or loss up to the date of distribution,  computed in the manner provided above by reference to the income or loss allocable to the Participant's  Account balances  attributable to

Qualified  Nonelective  Contributions.  The amount of Excess Contributions to be distributed for a Plan Year (determined before adjustment for any income or loss allocable thereto) shall be reduced by the amount of excess "elective deferrals"

(i.e.,  Elective  Contributions in excess of the elective deferral limit for the

Plan Year determined  under Section 3.2.6)  previously  distributed  pursuant to

Section  3.2.6 for the  Participant's  taxable year ending in the same Plan Year and the  amount of excess  elective  deferrals  to be  distributed  pursuant  to

Section  3.2.6  for a  taxable  year  will be  reduced  by the  amount of Excess

Contributions  previously  distributed  with respect to such Participant for the

Plan Year beginning in such taxable year.

     3.4.4  Adjustment  of  Contributions  Based on Limit on  Annual  Additions.

Notwithstanding any of the foregoing  provisions to the contrary,  a Participant may, at such time and in such manner as the Committee may prescribe,  suspend or change the amount of reduction in Compensation provided for under any applicable

Contribution  Agreement in order to avoid an allocation of  contributions to his

Accounts which would violate the limitations of this Section 3.4, Section 3.5 or

Article XIV.

     3.4.5 Collective  Bargaining Unit Employees.  The provisions of Section 3.4 shall be applied  separately  to employees  in any  collective  bargaining  unit participating  in the Plan.  If employees in more than one  bargaining  unit are eligible  under the Plan,  the  Committee,  in its  discretion,  may apply  such provisions  separately  to  each  separate  collective  bargaining  unit,  on an aggregate basis with respect to all collective  bargaining  units, or separately with respect to such collective  bargaining  units or combinations of bargaining units as it  determines,  provided that such  treatment is determined on a basis that is reasonable and reasonably consistent from year to year.


     3.5 Section 401(m) Limit on Matching Contributions.

     3.5.1 In General.  Notwithstanding  anything in this Plan to the  contrary,

effective  January  1,  1997,  Matching  Contributions  for any Plan Year for an

Eligible  Participant who is a Highly  Compensated  Employee shall be reduced if and to the extent  deemed  necessary or advisable by the Committee in order that the Contribution Percentage for Eligible Participants who are Highly Compensated

Employees for that Plan Year shall not exceed the  percentage  determined in the following schedule, based on the Contribution Percentage for the Applicable Plan

Year for all Eligible Participants who are not Highly Compensated Employees:


Column 1                               Column 2

Contribution Percentage for            Contribution Percentage for
Eligible Participants Who Are Not      Eligible Participants Who Are
Highly Compensated Employees           Highly Compensated Employees
for the Applicable Plan Year           for the Current Plan Year

Less than 2%                           Two (2) times the percentage in Column 1

2% - 8%                                The percentage in Column 1, plus 2%
More than 8%                           One and one-quarter (1-1/4) times the
                                       percentage in Column 1

In determining  the permitted  Contribution  Percentage  for Highly  Compensated

Employees for Plan Years beginning on or after December 31, 1996, the Applicable

Plan Year for non-Highly  Compensated  Employees shall be the same as determined under Section  3.4.1.  The status of an  individual as a non-Highly  Compensated

Employee for an Applicable Plan Year shall be determined based on the definition of Highly Compensated Employee in effect for such Applicable Plan Year.

     3.5.2 Determination of Excess Matching Contributions.  For purposes of this

Section 3.5, the Contribution  Percentage for any group of individuals means the average of the  individual  ratios,  for each person in such  group,  of (a) his share of Matching Contributions for the Plan Year or Applicable Plan Year to (b)

his Total  Compensation  for the Plan Year or Applicable Plan Year. For purposes of calculating part (a) of the Contribution  Percentage,  Qualified  Nonelective

Contributions under Section 3.6.5 and Elective Contributions under Section 3.2.1 may be taken into account if the conditions of the applicable  regulations under

section   401(m)(3)  of  the  Code  (which  are  set  forth  in  Treas.  Reg.  S

1.401(m)-1(b)(5)  and other applicable  guidance  (including IRS Notice 98-1 and corresponding  successor guidance) are met, to the extent such contributions are not taken into account for purposes of the Average  Deferral  Percentage test of

Section 3.4. The  individual  ratios,  and the  Contribution  Percentage for any group of individuals,  shall be calculated to the nearest  one-hundredth  of one percent (0.01%). If, based on a review of Contribution  Agreements and projected

Total  Compensation  similar to that described in Section  3.4.2,  the Committee shall  conclude  that a reduction  in the  Matching  Contributions  made for any

Eligible  Participant  is  necessary  or  advisable  in order to comply with the limitations  of  this  Section  3.5  for  any  Plan  Year,  the  amount  of such contributions  shall  be

                                      -31
reduced in accordance with the direction of the Committee.  Without limiting the generality of the foregoing,  any such  reduction may be made  applicable to all

Eligible Participants,  only to Eligible Participants who are Highly Compensated

Employees,  or to any other group as the Committee shall determine,  and in such manner as the Committee shall determine. If amounts in excess of the limitations of this  Section  3.5 have been  previously  paid  into the  Trust  Fund for the benefit of Highly Compensated  Employees,  such reduction shall be determined in order of their  individual  ratios and  effected in order of their  contribution amounts,  beginning with the highest of such amounts.  Such reduction of amounts previously  paid into the Trust Fund may be effected by the  forfeiture  of such amounts that are not vested under Article V (notwithstanding any other provision of the Plan) and application of the amounts so forfeited to reduce contributions by the Employer  hereunder.  Any excess Matching  Contributions not so forfeited shall be paid to the Eligible  Participant in cash no later than March 15 of the following  Plan Year,  if at all possible,  and in any event,  no later than the close of the following  Plan Year. If any Account from which a  distribution  or forfeiture  is to be made  pursuant to this Section 3.5 is invested in more than one Investment Fund, such  distribution or forfeiture shall be made pro rata, to the extent practicable, from all such Investment Funds.

     3.5.3  Income  on  Excess  Matching  Contributions.  The  amount  of excess

Matching  Contributions  distributed pursuant to Section 3.5.2 shall be adjusted for any income or loss  attributable  under the allocation rules of Sections 4.5 and 4.6 to such excess Matching Contributions up to the date of distribution.

     3.5.4 Collective  Bargaining Unit Employees.  In applying the provisions of

Section  3.5,  collective  bargaining  unit  employees  shall not be taken  into account.

                  3.6      Special Rules.

     3.6.1 Multiple  Arrangements for Highly Compensated  Employees Combined. If

more than one plan providing for a cash or deferred arrangement, or for matching contributions,  or employee contributions (within the meaning of sections 401(k)

and 401(m) of the Code) is  maintained  by the  Employer  or an  Affiliate,  the individual  ratios of any Highly  Compensated  Employee who participates in more than one such plan or arrangement shall, for purposes of determining the Average

Deferral  Percentage (as defined in Section 3.4.2) and  Contribution  Percentage

(as defined in Section 3.5.2),  be determined as if all such arrangements were a single plan or arrangement.

     3.6.2  Aggregation  of Plans.  In the event  that this Plan  satisfies  the requirements  of section 410(b) of the Code only if aggregated  with one or more other plans,  then this Article III shall be applied by determining  the Average

Deferral Percentage and Contribution  Percentage of Eligible  Participants as if

all such plans were a single plan.  Plans may be  aggregated  under this Section

3.6.2 only if they have the same plan year.

          3.6.3 Aggregate Limit. For purposes of this Article III, the Aggregate

Limit for any Plan Year shall mean a percentage  equal to the greater of the sum described in Section 3.6.3.1 or 3.6.3.2:

     3.6.3.1 The sum of:

     (a) 125 percent of the greater of (i) the Average Deferral Percentage

(as  defined  in  Section  3.4.2)  for the  Applicable  Plan  Year for  Eligible

Participants who are not Highly Compensated  Employees for such year or (ii) the

Contribution  Percentage  (as  defined in  Section  3.5.2) for such year of such

Eligible Participants, and

          (b) two percent plus the lesser of (i) or (ii) of clause (a) above; in no event, however,  shall the amount determined under this clause (b) exceed 200 percent of the lesser of (i) or (ii) of clause (a) above; or

          3.6.3.2 The sum of:

     (a) 125 percent of the lesser of (i) the Average  Deferral  Percentage  (as defined in Section 3.4.2) for the Applicable Plan Year for Eligible Participants

who are not Highly Compensated  Employees for such year or (ii) the Contribution

Percentage  (as  defined  in  Section  (3.5.1)  for such  year of such  Eligible

Participants, and

     (b) two percent plus the greater of (i) or (ii) of clause (a) above;  in no event,  however,  shall the amount  determined  under this clause (b) exceed 200 percent of the greater of (i) or (ii) of clause (a) above.  The Aggregate  Limit shall be calculated to the nearest  one-hundredth  of one percent  (0.01%).  The

Aggregate Limit shall not apply to reduce allocations  otherwise permissible for a Plan  Year  unless  the  Average  Deferral  Percentage  and  the  Contribution

Percentage for Eligible  Participants who are Highly  Compensated  Employees for

the Plan Year each exceed 125% of the corresponding  percentages  determined for

Eligible   Participants  who  are  not  Highly  Compensated  Employees  for  the

Applicable Plan Year.

     3.6.4 Status as Eligible Participant. For purposes of Sections 3.4, 3.5 and

3.6, an individual  shall be treated as an Eligible  Participant for a Plan Year if he so qualifies  for any part of the Plan Year,  and whether or not his right to share in Elective  Contributions  has been  suspended  under  Section  3.2.4.

Notwithstanding the foregoing, in applying such Sections in Plan Years beginning on or after January 1, 1999,  an individual  shall not be treated as an Eligible

Participant  for an  Applicable  Plan  Year  during  which  he is  not a  Highly

Compensated

Employee  if (i) he has failed to  complete  more than 500 Hours of Service in a prior Plan Year beginning on or after January 1, 1997 (i.e.,  he has incurred an

"Eligibility  Break")  and (ii) he has not  thereafter,  during or prior to such

Applicable  Plan  Year,  completed  a  12-month  period  in which  he has  1,000

Eligibility  Hours.  The first  12-consecutive-month  period  taken into account under such clause (ii) (the "Initial Period") shall start on the day on which he first completes an Hour of Service after such Eligibility  Break. If he does not complete  1,000  Eligibility  Hours within the Initial  Period,  the  subsequent

12-consecutive-month  periods  taken  into  account  shall  be  calendar  years,

beginning  with the first calendar year after the Plan Year in which the Initial

Period began. However, if the Participant shall have no Eligibility Hours in any such calendar year, the next  applicable  12-consecutive-month  period (the "new

Initial  Period") shall not begin until he subsequently  has an Hour of Service,

after which the applicable  12-month periods shall again be determined under the foregoing rules as if the new Initial Period were the Initial Period.  For  Plan

Years  beginning  on or after  January 1, 1998,  the Plan  shall  determine  its compliance  with  section  410(b) of the Code by applying  section  410(b)(4)(B)

thereof, and the provisions of this Section 3.6.4 (other than the first sentence thereof)  shall apply only for Plan Years in which the  requirements  of section

410(b) are met on that basis.


     3.6.5 Qualified Nonelective Contributions.  For each Plan Year beginning on or after January 1, 1997,  each Employer shall  contribute to the Trust Fund, in cash, such additional  amounts (if any) as the Committee  (acting as an agent of such Employer and not as a fiduciary)  shall, in its sole discretion,  determine to be necessary or desirable in order to meet the  requirements  of Sections 3.4 and 3.5 for such Plan Year and/or for the following Plan Year.  Such  additional contributions shall be made at such time as shall be necessary,  pursuant to IRS

Notice  98-1  (and  corresponding   successor  guidance),  to  comply  with  the

provisions of Article

XIV and to meet the  requirements  of Sections  3.4 and 3.5 for each  applicable

Plan  Year.  The  Committee  shall  designate  any such  amounts  as  "qualified nonelective  contributions"  (within the meaning of section  401(m)(4)(C) of the

Code) and shall  determine the group of  Participants  eligible to share in such

Qualified  Nonelective  Contributions,  the method of apportionment  under which such eligible  Participants  shall share in such  contributions and the Accounts and separate  subaccounts under the Plan in which such  contributions,  together
with  the  "investment   adjustments"   (within  the  meaning  of  Section  4.5)

attributable thereto, shall be maintained, and the Investment Fund in which such contribution shall initally be invested.  In addition to or in lieu thereof, the

Committee may designate a portion of the Profit-Sharing Contributions made for a

Plan Year as Qualified Nonelective Contributions for such year. Anything in this

Plan to the contrary notwithstanding, each Participant shall, at all times, have a fully vested and  nonforfeitable  right to 100% of the amounts in his Accounts attributable  to Qualified  Nonelective  Contributions,  and such  contributions shall be treated as Elective  Contributions for purposes of determining  whether they may be distributed  under the Plan except as otherwise  provided in Section

7.2. At the direction of the Committee,  Qualified Nonelective Contributions may

be used to satisfy the Average  Deferral  Percentage test under Section 3.4.2 if applicable  regulations under section 401(k) of the Code (which are set forth in

Treas. Reg.  S 1.401(k)-1(b)(5))  and other applicable  guidance are met, or the

Contribution Percentage test under Section 3.5.2 if applicable regulations under

section   401(m)(3)  of  the  Code  (which  are  set  forth  in  Treas.  Reg.  S

1.401(m)-1(b)(5)) and other applicable guidance are met.


     3.7 Application.  If the allocations to a Participant's  Accounts otherwise required  under  this Plan for any Plan Year  would  cause  the  limitations  of

Article XIV to be exceeded for that Plan Year, contributions (and forfeitures in lieu thereof) under this Article III
shall be reduced to the extent necessary in order to comply with the limitations of Article XIV, with such reductions to be made first to Elective  Contributions which do not relate to Matching  Contributions (i.e., Elective Contributions for

any  "applicable  period" (as determined  under Section 3.3.1) in excess of five percent (5%) of the  Participant's  Compensation for such "applicable  period");

second,  to the  Participant's  remaining  Elective  Contributions  and Matching

Contributions relating thereto; and third to Profit-Sharing Contributions.

     3.8 Form of Payment.  Profit-Sharing,  Elective and Matching  Contributions

shall be made in cash.

     3.9  Contributions  May Not Exceed  Amount  Deductible.  In no event  shall

Employer  contributions  under this  Article III for any taxable year exceed the maximum amount (including  amounts carried forward)  deductible for that taxable year under section 404(a)(3) of the Code.

     3.10  Contributions  Conditioned on Deductibility  and Plan  Qualification.

Notwithstanding  any  other  provision  of the  Plan,  each  contribution  by an

Employer  under this Article III is  conditioned  on the  deductibility  of such contribution  under  section  404 of the Code  for the  taxable  year for  which contributed,  and on the initial  qualification of the Plan under section 401(a)

of the Code.

     3.11  Expenses.  Except to the extent paid by an Employer,  the expenses of the  administration of the Plan shall be deemed to be expenses of the Trust Fund and shall be paid therefrom.

     3.12 Profits Not Required.  Each Employer shall,  notwithstanding any other provision of the Plan,  make all  contributions  to the Plan  without  regard to current or accumulated
earnings and profits.  Notwithstanding the foregoing, the Plan shall continue to be  designated  to qualify as a  profit-sharing  plan for  purposes  of sections

401(a), 402, 412 and 417 of the Code.

     3.13  Contributions  for  Military  Service.  Effective  December 12, 1994,

notwithstanding any provisions of this Plan to the contrary, contributions shall be made with  respect  to a period  in which an  individual  would  have been an

Eligible  Participant  but for his  military  service to the extent  required by

Chapter 43 of Title 38 of the United States Code (USERRA) and in accordance with section 414(u) of the Code. The amount of any such Elective Contributions and of

Matching  Contributions in respect thereof shall be based upon such individual's election made  following his return to  employment  with the Employer  following such  military  service  (and within the time during  which he had  reemployment rights) in accordance  with  procedures  established by the Committee;  provided that no such Elective  Contributions  may exceed the amount the individual would have  been  permitted  to  elect  to  contribute  had  the  individual  remained continuously  employed by the Employer  throughout  the period of such  military

service  (and  Matching  Contributions  shall  be  limited  accordingly).   Such

contributions (and Profit-Sharing  Contributions) shall be taken into account as

Annual Additions for purposes of Section 3.4.4 and Article XIV in the Limitation

Year to which they relate, and for purposes of applying the elective deferral limit set forth in Section 3.2.6 in the calendar year to which they relate,

rather than in the Limitation  Year or calendar year in which made, and shall be disregarded  for purposes of applying the limits  described in Sections 3.4, 3.5 and 3.6.3. Any such contribution shall be made no later than five years from the date of such return to employment or, if less, a period equal to three times the period of such military service.

                                   ARTICLE IV

                  Accounts and Designation of Investment Funds
                  --------------------------------------------

                  4.1      Plan Accounts.

     4.1.1 Profit-Sharing and Matching  Contributions Account. A "Profit-Sharing

and Matching  Contributions Account" shall be maintained for each Participant in which shall be entered the amount of Profit-Sharing  and Matching  Contributions

(and forfeitures in lieu thereof)  allocable to him pursuant to Sections 3.1 and

3.3 and any amount  credited to such account  pursuant to Section  4.11.  In its discretion,  the Committee may direct the establishment of separate  subaccounts within each  Profit-Sharing  and Matching  Contributions  Account to reflect the portion thereof  attributable to  Profit-Sharing  Contributions  and to Matching

Contributions, respectively.

     4.1.2 Elective Contributions  Account. An "Elective  Contributions Account"

shall be maintained for each Participant in which shall be entered the amount of

Elective Contributions made for his benefit, as described in Section 3.2. In its discretion,  the Committee may direct the establishment of separate  subaccounts within  each  Elective  Contributions  Account to reflect  the  portion  thereof attributable to Elective  Contributions  which have been matched by the Employer pursuant  to  Section  3.3.1,  and to those  which  remain  unmatched  (if any),

respectively.

     4.1.3  Closed  Savings  Account.   A  "Closed  Savings  Account"  shall  be

maintained for each Participant who was a participant in the Finlay  Enterprises

Retirement  Income  Plan on  December  31,  1988,  in which shall be entered the amounts credited to such account pursuant to Section 4.11.

          4.1.4 Adjustments.  Participant's Accounts shall be adjusted from time to time in accordance with the further provisions of this Plan.

     4.2 Investment  Funds.  The Committee shall direct the Trustee to subdivide the Trust Fund into three or more  Investment  Funds which  shall be  separately invested, and which shall have such investment objectives and characteristics as the Committee shall  determine.  Notwithstanding  the investment  objectives and characteristics  of an Investment Fund, such Fund may retain such investments of

another   nature  or  cash  balances  as  may  be  needed  in  order  to  effect distributions or to meet other  administrative  requirements of the Plan. In the sole discretion of the Committee,  the investments of any Investment Fund may be made,  in whole or in part,  through  (a)  securities  issued  by an  investment company  registered  under the Investment  Company Act of 1940, (b) an insurance company general or separate account or (c) a group trust.

          4.3 Designation of Investment Funds.

               4.3.1 Existing Account  Balances.  A Participant may designate or change the  designation of the percentage of his Accounts that shall be invested in  each  Investment  Fund by  giving  notice,  in  accordance  with  procedures established by the Committee,  to the Trustee or other Plan fiduciary designated by the Committee (or their designated agent);  provided,  that the percentage of such balance to be so invested in any such  Investment  Fund shall be a multiple of 1% between 0% and 100%,  inclusive,  of such  balance.  Such notice  shall be

given  in  accordance  with  procedures   established  by  the  Committee.   The

Participant  shall have the  opportunity to obtain written  confirmation of each such  designation  or  change  of  designation.  Such  designation  or change of designation shall be effective on the first day for which it can be given effect under the  administrative  procedures  established  by the  Committee.  Any such election shall apply
uniformly to all of the Participant's Accounts. Any portion

of the Participant's  Accounts for which no such designation has been made shall be  invested in the Fund or Funds  designated  by the  Committee  as the default option under the Plan.

     4.3.2  Future  Contributions.  A  Participant  may  designate or change the

designation   of  the   percentage   of  his  future   Elective   Contributions,

Profit-Sharing  Contributions and Matching  Contributions that shall be invested in  each  Investment  Fund by  giving  notice,  in  accordance  with  procedures established by the Committee,  to the Trustee or other Plan fiduciary designated by the Committee (or their designated agent);  provided,  that the percentage of such future contributions to be so invested in any such Investment Fund shall be a multiple of 1% between 0% and 100%,  inclusive,  of such future contributions.

Such notice shall be given in  accordance  with  procedures  established  by the

Committee.  The  Participant  shall  have  the  opportunity  to  obtain  written confirmation of each such designation or change of designation. Such designation shall apply equally to all such future contributions.  Upon failure to make such a designation,  all  contributions  for the benefit of the Participant  shall be invested in  accordance  with the most  recent  prior  election in effect  under

Section 4.3.1 or, if no such election exists, in the Fund or Funds designated by the Committee as the default option under the Plan. Any  designation  under this

Section  4.3.2  shall   continue  in  effect  until  changed  by  filing  a  new

designation.

     4.4 Frequency of Changes of Designation.

          4.4.1 A Participant may change his designation of Investment  Funds at least  once  each  quarter  and up to  eight  times  per  calendar  year  in the aggregate.  The  limitation  in the  preceding  sentence  applies  separately to requests for changes under Section 4.3.1 and under Section 4.3.2.

     4.4.2  The  Committee  may from  time to time:  (a)  limit  or  restrict  a

Participant's  ability  to  change  the  allocation  of his  Accounts  among the

Investment Funds and/or withdraw  balances from the various  Investment Funds in order to  conform  to the  practices,  provisions  or  restrictions  of any such

Investment Fund; and (b) vary the procedures otherwise provided for in this Plan relating to the  determination  and  allocation of the  "investment  adjustment"

(within the meaning of Section 4.5) among Participants' Accounts (i) in order to facilitate the administration of the Plan on an equitable and practicable basis,

and (ii) if any portion of Participants'  Accounts are invested in mutual funds,

accounts or group  trusts for which the sponsor  provides a separate  accounting for each Participant, in order to conform with the sponsor's procedures.

     4.5 Valuation of Investment Funds. The Committee shall determine as of each

Valuation Date the investment  adjustment for each Investment Fund. For purposes of the preceding sentence, the "investment  adjustment" for each such Investment

Fund shall be:

          (a) The net fair market value of the assets of such Investment Fund as of the current Valuation Date, less all contributions  paid into such Fund since

the  prior  Valuation  Date   (irrespective   of  the  date  as  of  which  such

contributions are allocated to Participants' Accounts), less

          (b) The net fair market value of the assets of such Investment Fund as of the prior Valuation Date, plus (i) all transfers to such Investment Fund from other Investment Funds since such prior Valuation Date, less (ii) withdrawals or distributions  made from such  Investment  Fund since such prior Valuation Date,

and less (iii)  transfers to other  Investment  Funds since such prior Valuation

Date.

In  determining  as of each  Valuation  Date the net fair  market  value of each

Investment  Fund, the Trustee shall disregard  liabilities to  Participants  and

Beneficiaries for benefits hereunder.


     4.6  Allocation of Investment  Adjustments.  As of each  Valuation Date the

Committee  shall allocate the  "investment  adjustment" for each Investment Fund

(as determined under Section 4.5) among the Accounts of all then Participants in proportion  to their  respective  interests  in such  Investment  Fund as of the preceding  Valuation  Date, as adjusted to reflect  contributions  thereto since such  Valuation  Date on a  time-weighted  basis  applied in such  manner as the

Committee  shall  determine to be  administratively  practicable  and equitable;

provided,  however,  that no Account  shall share in such  allocation  after the

Valuation Date established for distribution  thereof under  Section 7.1.2 or, if distribution  is to be deferred in accordance with Option II of Section 8.1, the

Valuation Date established by the Committee for purposes of making such deferred distribution.  For this purpose, a Participant's  interest in an Investment Fund as of the preceding  Valuation Date shall be reduced by the amount of subsequent distributions  therefrom  (including transfers to any other Investment Fund) and by any charges  thereto as of such preceding  Valuation Date pursuant to Section

4.7.3  (relating  to  withdrawals)  and shall be  increased by the amount of any transfers thereto from any other Investment Fund since such Valuation Date.

     4.7 Account Adjustments.

          4.7.1  Allocation  of Elective  and Matching  Contributions.  Elective

Contributions  (and  forfeitures  in lieu  thereof) in respect of a  Participant shall be credited to his Elective  Contributions  Account as of the close of the payroll period for which such  contributions  are made.  Matching  Contributions

(and forfeitures in lieu thereof) in respect of a Participant  shall be credited to his Profit-Sharing and Matching Contributions Account as of the last day of the Plan Year for which such contributions are made; provided, however, that in accordance  with  procedures  adopted by the Committee,  the amounts so credited

shall  be  taken  into  account  in  determining  the  Participant's   share  of

"investment  adjustments"  under  Section  4.6  only  to the  extent  that  such contributions have actually been paid into the Plan.

          4.7.2 Allocation of Profit-Sharing  Contributions and Forfeitures.  As

of each December 31, a Participant's  Profit-Sharing and Matching  Contributions

Account shall be credited with his share of  Profit-Sharing  Contributions  (and forfeitures  in lieu  thereof) for the Plan Year ending on such date;  provided,

however, that in accordance with procedures adopted by the Committee, the amount so credited shall be taken into account in determining the  Participant's  share of  "investment  adjustments"  under  Section  4.6 only to the extent  that such contributions have actually been paid into the Plan.

     4.7.3 Adjustment for Withdrawals. Withdrawals from a Participant's Accounts in response to a withdrawal  request under  Sections 7.2 or 7.3 shall be charged against such Account as of the date such withdrawal request is processed.


     4.8  Correction  of Error.  The Committee may adjust the Accounts of any or all  Participants  or  Beneficiaries  in  order to  correct  errors  or  rectify omissions,  including,  without  limitation,  any allocations to a Participant's

Accounts made in excess of the limit  specified in Section 3.2.5, in such manner as it  believes  will  best  result  in  the  equitable  and  non-discriminatory administration of the Plan.

     4.9 Allocation  Shall Not Vest Title.  The fact that allocation is made and amounts  credited  to the  Account  of a  Participant  shall  not  vest  in such

Participant any right, title or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan, nor shall the Trustee be required to segregate physically the assets of the Trust Fund by reason thereof.

     4.10 Statement of Accounts.  As soon as  practicable  after the end of each

Plan Year,  the  Committee  shall  distribute  to each  Participant  a statement showing his interest in the Trust Fund.

     4.11  Merger  of Field  Plan.  Effective  as of the  close of  business  on

December 31, 1988,  the Finlay  Enterprises  Retirement  Income Plan (the "Field

Plan") shall be merged into this Plan and the terms of this Plan shall supersede in all  respects  the terms of the Field Plan.  Effective  as of such time,  the assets of the trust fund under the Field Plan shall be  transferred  in the form then held,  whether in cash or in kind,  to the Trustee  under this Plan,  to be held in trust under this Plan.  The assets so transferred  attributable  to each

Participant's  "profit-sharing  contributions  account" under the Field Plan (as

therein   defined)   shall  be  credited  to  a   Profit-Sharing   and  Matching

Contributions  Account  maintained  for him under this  Plan,  and the assets so transferred  attributable to a Participant's  "voluntary  contributions account"

under the Field Plan (as therein  defined) shall be credited to a Closed Savings

Account  maintained  for him under this Plan.  The Committee may establish  such sub-accounts  within the  Participant's  Accounts  under this Plan,  in order to account  separately for the portion of such Accounts  attributable to the assets transferred  thereto from the Field Plan, as it may deem  necessary or advisable in connection with the administration of this Plan. An Eligible Employee who was a  participant  in the Field Plan prior to  January 1,  1989,  must complete and return a  Contribution  Agreement as provided in Section 2.4 in order to be able to share in  Elective  Contributions  under  this  Plan.  All  other  elections,

investment  directions and beneficiary  designations in effect with respect to a

Participant  under  the Field  Plan,  except  any  election  to make  "voluntary contributions" thereunder, shall continue in effect under the terms of this Plan until changed by the Participant.

                                    ARTICLE V

                                     Vesting
                                     -------

     5.1 Profit-Sharing and Matching  Contributions Account. A Participant shall have a vested and nonforfeitable right to a percentage of his Profit-Sharing and

Matching Contributions Account determined as follows:


                  Years of Service                        Vested Percentage
                  ----------------                        -----------------

                  Less than 3 years                              0%
                  3 years but less than 4                        20%
                  4 years but less than 5                        40%
                  5 years but less than 6                        60%
                  6 years but less than 7                        80%
                  7 or more years                                100%

     5.2  Elective   Contributions   Account  and  Closed  Savings  Account.   A

Participant's  interest  in his  Elective  Contributions  Account and his Closed

Savings Account shall be fully vested and nonforfeitable at all times.

     5.3 Earlier Vesting in Profit-Sharing and Matching  Contributions  Account.

Notwithstanding  any other provision  hereof,  a  Participant's  interest in his

Profit-Sharing  and  Matching  Contributions  Account  shall be fully vested and nonforfeitable:  (a) on the date of his  termination  of employment by reason of death, Disability or retirement at or after age 55 and after completing five (5)

years of Service,  (b) on his attainment of his Normal  Retirement  Date (or any later age) while employed by an Employer or Affiliate, (c) when and if this Plan shall  at any  time  be  terminated  for  any  reason,  (d)  upon  the  complete discontinuance of contributions to this Plan by all Employers hereunder,  or (e)

upon partial  termination of this Plan (within the meaning of section  411(d)(3)

of the Code) if such  Participant  is a  Participant  affected  by such  partial termination.

     5.4 Forfeitures. If a Participant's employment terminates before he is 100%

vested in his Profit-Sharing and Matching  Contributions Account and he receives a distribution  of his vested interest in his Accounts  (including,  as provided below, a vested interest having a value of zero), the non-vested  portion of his

Profit-Sharing and Matching  Contributions  Account shall be forfeited as of the date of such  distribution.  If  such a  Participant  does  not  receive  such a

distribution,   the  non-vested  portion  of  his  Profit-Sharing  and  Matching

Contributions  Account  shall be  forfeited  as of the date on which he incurs a

Break in Service of five years.  For  purposes of the Plan,  if a  Participant's vested  interest in the Account has a value of zero,  the  Participant  shall be deemed to have received a single-sum  distribution  of such vested interest upon his Termination of Employment. If a Participant who has forfeited the non-vested portion of his Profit-Sharing and Matching  Contributions  Account is reemployed before he incurs a Break in Service of five or more years,  the amount forfeited shall be restored to his Profit-Sharing and Matching Contributions Account as of

his  Reemployment  Date, and such restored amount shall be credited to a special subaccount.  His vested  portion of such  subaccount as of any  subsequent  time shall, notwithstanding Section 5.1, be expressed by the formula:


                                  P(A + D) - D

where P is the Participant's  vested percentage at such time determined  without regard to this sentence;  A is the amount in such subaccount at such time; and D is the amount of the  distribution  previously  made to him. The restored amount shall be funded by forfeitures, and to the extent forfeitures are inadequate for this purpose, by a special  contribution which his Employer shall be required to make for this purpose (without regard to the otherwise applicable limitations of

Articles  III and XIV).  All  forfeitures,  whether  pursuant  to the  foregoing provisions
of this  Section  5.4 or  effected  to  correct  excess or  improper contributions  or allocations  under the Plan, shall be applied to reduce future contributions under the Plan.

     5.5 Former Tru-Run Employees. Notwithstanding any other provision hereof, a

Participant  whose  employment  is terminated by the Company on or after July 1,

1989,  but in no event later than June 30,  1990,  as a result of a reduction in

force,  sale,  merger,   dissolution,   liquidation  or  change  in  control  or

reorganization   of  Tru-Run   Corporation   shall  have  a  fully   vested  and

nonforfeitable interest in his Profit-Sharing and Matching Contributions Account

as of the date of such termination of employment.

     5.6 Former  Adrien Arpel  Employees.  Notwithstanding  any other  provision hereof, a Participant in this Plan who became an employee of Adrien Arpel,  Inc.

on or after  December  6, 1988  shall  have a fully  vested  and  nonforfeitable interest in his Profit-Sharing and Matching Contributions Account.

                                   ARTICLE VI

                                     Service
                                     -------

     6.1 Service. Subject to Sections 6.2-6.5, "Service" is the aggregate of the following (including any such periods prior to January 1, 1987):

          (a) Each period from an employee's Date of Hire (or Reemployment Date)

to his next Severance Date; and

          (b) If an  employee  performs  an Hour of Service  within  twelve (12)

months of a Severance  Date, the period from such Severance Date to such Hour of

Service; and

          (c) In the case of an employee who leaves  employment to enter service with the armed forces of the United States, the period of such military service,

provided  that the employee  resumes  employment  with the Employer or Affiliate within  the  period  during  which his  reemployment  rights  are  protected  by applicable law.

     6.2 Break in  Service.  If an  employee  incurs a Break in  Service  and is subsequently  reemployed by an Employer or  Affiliate,  then except as otherwise provided in Section 6.3:

          (a) His  Service  completed  prior to such Break in  Service  shall be restored to him upon his reemployment; and

          (b) He shall  resume his place on the  vesting  schedule  set forth in

Section 5.1 at the point he occupied immediately prior to such Break in Service;

provided, that this Section 6.2 shall not operate to restore amounts irrevocably forfeited under Section 5.4.

     6.3 Rule of Parity. If an employee who has no vested rights to any Accounts maintained  for his  benefit  under this Plan incurs a  Severance  Period  which equals or exceeds the length of his aggregate periods of Service and which is at least six (6) years, his years of Service and Eligibility Hours (as defined in Section 2.1.1) prior to such Severance

Period shall thereafter be excluded in determining Service and Eligibility Hours under this Plan.

     6.4 Service  with  Predecessors.  In  determining  an  employee's  Hours of

Service,  Eligibility Hours (as defined in Section 2.1.1), Service and Severance

Periods,  employment  with one or more  predecessors of an Employer or Affiliate

(including  employment  with a  corporation  or other  entity  which  was not an

Employer or Affiliate at the time of reference,  but which later became such, or part or all of the  business or assets of which were  acquired by an Employer or

Affiliate)  shall not be taken into account except to the extent required by law or to the extent  determined by the Committee in its  discretion  exercised in a manner that does not discriminate in favor of Highly Compensated Employees so as to prevent the Plan from  qualifying  under section 401(a) of the Code. Any such determination  under this Section 6.4 shall be made by the  Committee  acting on the  behalf  of the  management  of the  Employer  or  Affiliate,  and  not as a fiduciary for the Plan.


     6.5  Nonduplication.  In no event  shall  there be any  duplication  of the

Service of any employee attributable to the same period of time.

                                   ARTICLE VII
                          Distributions and Withdrawals

     7.1 Distribution on Termination of Employment.

          7.1.1 In General. When a Participant's employment terminates for any reason (including death), the vested amount of his Accounts shall be distributed to him or, if distribution is being made by reason of death (or after his death following termination of employment for any other reason), to his Beneficiary. Such distribution shall be made in accordance with the provisions of Article
VIII. Any portion of a Participant's Accounts in which he does not have a vested interest in accordance with Article V at the time of termination of employment shall be forfeited as provided in Section 5.4 and shall be applied as provided in Article IV.

     7.1.2 Valuation. The vested amount of a Participant's Accounts for purposes of Section 7.1.1, and the nonvested amount of his Account to be forfeited pursuant to Section 5.4, shall be based on the value of his Accounts as of the date his termination of employment is reported to the Committee.

     7.2 Hardship Withdrawals.

          7.2.1 Withdrawal Option. Before age 59-1/2, a Participant may withdraw in cash from his Elective Contributions Account and his Closed Savings Account such amounts as the Committee shall, in a uniform and nondiscriminatory manner determine to be necessary (based on such representations or other information as the Committee may request in its discretion) to meet any condition of hardship affecting such Participant, provided that the Participant has already received all other amounts available to him as a loan, or a distribution other than on account of "hardship" as herein defined, under this Plan and all other plans maintained by any Employer or Affiliate. Withdrawals from a Participant's Elective Contributions Account shall be limited to the total amount of Elective Contributions made, exclusive of investment earnings allocable thereto, which have not previously been withdrawn, and shall exclude any amounts attributable to "qualified nonelective contributions" as defined in Section 3.6.5. Effective January 1, 1998, a Participant shall be entitled to a hardship withdrawal under this Section 7.2.1 if (a) he meets all requirements therefor other than the receipt of all amounts available to him as a loan, (b) the need is for funds to purchase a principal residence of the Participant, (c) the obtaining of loans other than the mortgage loan in connection with such purchase would disqualify the Participant from obtaining the necessary amount of mortgage loan, and (d) the Participant demonstrates to the satisfaction of the Committee that the amount to be withdrawn for the purpose of such purchase cannot be obtained from other resources that are reasonably available to the Participant (including assets of the Participant's spouse and minor children that are reasonably available to the Participant).

          7.2.1.1 Sequence. Any withdrawals under this Section 7.2.1 shall be made first from the Participant's Closed Savings Account, if any, until such Account has been exhausted, and then from the Participant's Elective Contributions Account.

     7.2.2 Hardship. Effective August 15, 1991, for purposes of this Section 7.2, the term "hardship" shall mean any one or more of the following needs:

     (a) medical expenses described in section 213(d) of the Code and not covered by insurance, previously incurred by a Participant or a Participant's spouse or dependent (as defined in section 152 of the Code) or expenses necessary in order for such persons to obtain medical care described in section 213(d) of the Code (which expenses will never be covered by insurance);

     (b) tuition payments, related educational fees (not including books and supplies), and, effective May 1, 1995, room and board expenses, for the next 12 months of post-secondary education of a Participant or a Participant's spouse, child or dependent (as defined in section 152 of the Code);

     (c) costs (other than mortgage payments) directly related to the purchase of the principal residence of a Participant; or,

     (d) effective February 1, 1992, payments necessary to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage on that residence.

     7.2.3 Values. The amount that may be withdrawn pursuant to Section 7.2.1 shall be determined based on the value of the Participant's Closed Savings Account or the amount of the Elective Contributions and any prior withdrawals made by the Participant, whichever applies, as of the date on which the withdrawal request is processed.

     7.2.4 Payment. A withdrawal request under Section 7.2.1 shall be made by filing the Appropriate Form with the Committee, within such time as the Committee may prescribe. The Appropriate Form with respect to a withdrawal from his Elective Contributions Account shall include an agreement by the Participant to the suspension of contributions described in Section 3.2.5, and to a similar suspension of "elective deferrals" (as defined in section 402(g)(3) of the Code) and of employee contributions under this Plan and each other qualified and nonqualified plan of deferred compensation (excluding mandatory employee contributions under any defined benefit plan), or stock option, stock purchase, or similar plans, of any Employer or Affiliate until the first anniversary of the date of such withdrawal, and to the adjustment described in Section 3.2.6 of the "elective deferral limit" with respect to the

Participant for the year following the year of the withdrawal. Each such other plan shall be deemed amended by reason of this provision and the Participant's execution of the Appropriate Form to the extent necessary to give full effect to such agreement. A Participant may direct on the Appropriate Form, at such time and in such manner as the Committee may prescribe and subject to Committee consent, the proportions in which any withdrawal from his Accounts pursuant to this Section 7.2 shall be allocated among the Investment Funds; failing such direction or consent, the allocation shall be made pro rata. All withdrawals pursuant to this Article VII shall be made no less than thirty (30) days and no more than ninety (90) days after the Participant is given the notice required under section 402(f) of the Code, provided, however, that effective January 1, 1994, such withdrawal may be made less than thirty (30) days after such notice is given, if (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect to take the withdrawal (and, if applicable, a particular distribution option), and (b) the Participant, after receiving the notice, affirmatively elects the withdrawal.

     7.3 Withdrawals After Age 59-1/2. After age 59-1/2, a Participant shall be permitted to withdraw, no more frequently than once in any two years, all or any portion of his Accounts (prior to May 1, 1999, his Elective Contribution Account and Closed Savings Account).

                                  ARTICLE VIII

                               Payment of Benefits
                               -------------------

     8.1 In General.


          8.1.1 Elective  Distributions.  All amounts distributable  pursuant to
Article VII with respect to a Participant whose employment terminates for any reason shall be paid in cash in a single sum as soon as reasonably practicable (taking into account the Committee's administrative procedures) after whichever of the following dates applies:

          (i) If the Participant elects or Section 8.1.2 applies, the date on which the Participant's termination of employment is reported to the Committee; provided, that the Committee may direct the Participant's share (if any) of Profit Sharing Contributions and Matching Contributions (and forfeitures in lieu thereof) for the Plan Year in which his employment terminates to be paid separately and in the following Plan Year.


          (ii)  Any  later   date  that  the   Participant   elects  up  to  the
Participant's   Normal  Retirement  Date  (if  later  than  his  termination  of employment); or


          (iii) The  Participant's  Normal  Retirement  Date,  in the event that
Section 8.1.2 does not apply and no timely election was made to receive distribution as of any earlier date.


          8.1.2 Automatic Distribution. Effective January 1, 1998, if the value of a Participant's vested interest in his Accounts does not exceed $5,000 or the Participant has attained his Normal Retirement Date, payment shall be made as soon as reasonably practicable (taking into account the Committee's administrative procedures) after the date on which his termination of employment is reported to the Committee. Prior distributions shall not be taken into account in applying the foregoing $5,000 cashout limit, effective March 22, 1999.


          8.1.3  Death.   Distribution  upon  death  (whether  before  or  after
termination of employment for any other reason) shall be made as soon as reasonably practicable (taking into account the Committee's administrative procedures) after the date such death is reported to the Committee. If the Beneficiary is the Participant's spouse, distribution shall be made (x) within 90 days of the Participant's death if reasonably practicable, and (y) otherwise as soon as practicable. Any amount credited to the deceased Participant's Accounts as of the last day of the Plan Year in which he dies shall be distributed to his Beneficiary as soon as practicable.


          8.1.4 Valuation. Any amount not distributed shall be held in the Participant's Accounts and shall share in the revaluation of the Trust Fund described in Article IV until such amount is distributed. The amount of any distribution shall be determined based on the value of the Participant's Accounts as of the date on which the distribution is processed.


     8.2 Non-Alienation of Benefits. Except as otherwise required by a "qualified domestic relations order" (as defined in section 414(p) of the Code and set forth in Section 8.10) or other applicable law, no benefit, interest, or payment under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be valid nor shall any such benefit, interest, or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit, interest, or payment or be subject to attachment, garnishment, levy, execution or other legal or equitable process.

     8.3 Doubt as to Right to Payment. In the event that at any time any doubt exists as to the right of any person to any payment hereunder or the amount or time of such payment (including, without limitation, any case of doubt as to identity, or any case in which any notice has been received from any other person claiming any interest in amounts payable hereunder, or any case in which a claim from other persons may exist by reason of community property or similar laws), the Committee shall be entitled, in its discretion, to direct the Trustee to hold such sum as a segregated amount in trust until such right or amount or time is determined or until order of a court of competent jurisdiction, or to pay such sum into court in accordance with appropriate rules of law in such case then provided, or to make payment only upon receipt of a bond or similar indemnification (in such amount and in such form as is satisfactory to such Committee).

     8.4 Incapacity. If any benefits hereunder are due to a legally incompetent person, the Committee may, in its sole discretion, direct that any distribution due him be made (a) directly to him, or (b) to his duly appointed legal representative, and any distribution so made shall be a complete discharge of the liabilities of the Plan therefor.

     8.5 Time of Payment.

          8.5.1 Subject to Sections 8.5.2, 8.5.3 and 8.5.4, payment to a Participant under this Article VIII shall be made or commenced not later than the 60th day after the close of of the Plan Year in which occurs the later of his most recent Termination of Employment or his Normal Retirement Date.

     8.5.2 (a) With respect to a Participant who attained age 70-1/2 prior to January 1, 1988 and was a 5-percent owner for any part of any Plan Year during or after which such Participant attained age 66-1/2, distribution of benefits to such a Participant shall commence no later than the April 1 following the later of the calendar year in which such Participant attained age 70-1/2 or became a 5-percent owner, even if such Participant is still employed.


          (b) For Plan Years beginning prior to January 1, 1998, with respect to a Participant who attained age 70-1/2 on or after January 1, 1988 and prior to January 1, 1997, distribution of benefits to such a Participant shall commence no later than the April 1 following the calendar year in which such Participant attained age 70-1/2, regardless of such Participant's ownership interest. Effective January 1, 1998, such a Participant who was not a five percent (5%) owner with respect to the Plan Year ending with or within the calendar year in which such Participant attained age 70-1/2 may elect to continue distribution of his benefits or to suspend such distributions until the April 1 following any calendar year until the Participant retires, pursuant to procedures established by the Committee.


          (c) With respect to a Participant who attained age 70-1/2 on or after January 1, 1997 and was a five percent (5%) owner with respect to the Plan Year ending with or within the calendar year in which such Participant attained age 70-1/2, distribution of benefits under the Plan shall commence no later than the April 1 following the calendar year in which such Participant attained age 70-1/2.

          (d) A Participant who attains age 70-1/2 on or after January 1, 1997 and prior to January 1, 1999, and was not a five percent (5%) owner with respect to the Plan Year ending with or within the calendar year in which such Participant attained age 70-1/2 may elect, pursuant to procedures established by the Committee, to commence distribution of his benefits as of the April 1 following either of

     (1) the calendar year in which such Participant reaches the age of 70-1/2 or

     (2) any calendar year until the Participant retires.


          (e) A Participant who attained age 70-1/2 on or after January 1, 1999 and was not a five percent (5%) owner with respect to the Plan Year ending with or within the calendar year in which such Participant attained age 70-1/2 shall be subject to Section 8.5.1 of this Plan but not to the foregoing provisions of this Section 8.5.2.


For purposes of this Section 8.5.2, the term "five percent (5%) owner" has the meaning given in Section 15.1.2(c). Where initial distribution is required or elected to be made by April 1 of the year following the calendar year in which a Participant attains age 70-1/2, the Participant may elect to receive either the entire balance of his Accounts as of the December 31 prior to the year the Participant attained age 70-1/2 or the minimum amount determined under section 401(a)(9) of the Code and the regulations thereunder. For each subsequent distribution, the Participant may elect to receive either the entire balance of his Accounts as of the preceding December 31 or the minimum amount determined under section 401(a)(9) of the Code and the regulations thereunder. In no case shall any distribution exceed the balance of the Participant's Accounts as of the date of distribution. Such elections shall be made at such time and in such manner as the Committee shall prescribe.

     8.5.3 Any Employer contribution made subsequent to the distribution of a Participant's benefits (and any forfeitures in lieu thereof) allocable to such Participant's Accounts shall be paid to the Participant as soon as practicable after the date of such contribution.

     8.5.4 Notwithstanding any provisions of this Plan to the contrary, in the event that the amount of a payment required to commence on the date otherwise determined under this Plan cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Committee has been unable to locate the Participant (or, in the case of a deceased Participant, his Beneficiary) after making reasonable efforts to do so, a payment retroactive to such date may be made no later than 60 days after the earliest date on which the amount of such payment can be ascertained under this Plan or the date on which the Participant (or Beneficiary) is located, whichever is applicable.


     8.5.5 Notices required for distributions under this Article VIII pursuant to section 402(f) of the Code and Treas. Reg. section 1.411(a)-11(c) shall be given to the Participant no less than thirty (30) days and no more than ninety
(90) days prior to the date of distribution; provided, however, that effective January 1, 1994, such distribution may be made less than thirty (30) days after such notice is given, if (a) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
(b) the Participant, after receiving the notice, affirmatively elects a distribution.

     8.6 Payments to Minors. If at any time a person entitled to receive any payment hereunder is a minor, such payment may, in the sole discretion of the Committee, be made for the benefit of such minor to his parent, guardian or the person with whom he resides, or to the minor himself, and the release of any such parent, guardian, person or minor shall be a valid and complete discharge for such payment.

     8.7 Identity of Proper Payee. The determination of the Committee as to the identity of the proper payee of any payment and the amount properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account thereof.

     8.8 Inability to Locate Payee. Notwithstanding any other provision of the Plan, in the event that the Committee cannot locate any person to whom a payment is due under this Plan, the benefit in respect of which such payment is to be made shall be forfeited at such time as the Committee shall determine in its sole discretion (but in all events prior to the time such benefit would otherwise escheat under any applicable law); provided, that such benefit shall be reinstated if such person subsequently makes a valid claim for such benefit prior to termination of the Plan.

     8.9 Estoppel of Participants and Their Beneficiaries. The Employers, Committee and Trustee may rely upon any certificate, statement or other representation made to them by any employee, Participant, spouse or other beneficiary with respect to age, length of service, leave of absence, date of cessation of employment, marital status, or other fact required to be determined under any of the provisions of this Plan, and shall not be liable on account of the payment of any moneys or the doing of any act in reliance upon any such certificate, statement or other representation. Any such certificate, statement or other representation made by an employee or Participant shall be conclusively binding upon such employee or Participant and his spouse or other beneficiary, and such employee, Participant, spouse or beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation. Any such certificate, statement or other representation made by a Participant's spouse or other beneficiary shall be conclusively binding upon such spouse or beneficiary, and such spouse or beneficiary shall thereafter and forever be estopped from disputing the truth and correctness of such certificate, statement or other representation.

     8.10 Qualified Domestic Relations Orders.

          8.10.1  Definition.  For  purposes of this  Section  8.10,  "Qualified
Domestic Relations Order" means any judgment, decree or order (including approval of a property settlement) made pursuant to a state domestic relations law (including a community property law) which relates to the provision of child support, alimony payments or marital property to a spouse, former spouse, child or other dependent of a Participant and which creates or recognizes the existence of a right of such spouse, former spouse, child or other dependent to receive all or a portion of the benefits payable with respect to a Participant under the Plan. A Qualified Domestic Relations Order must clearly specify the amount or percentage of the Participant's benefits to be paid to such recipient by the Plan (or the manner in which such amount or percentage is to be determined). A Qualified Domestic Relations Order (a) may not require the Plan
(i) to provide any form or type of benefits or any option not otherwise provided under the Plan, (ii) to pay benefits to a recipient under such order which are required to be paid to another recipient under another such order previously filed with the Plan, or (iii) to provide increased benefits (determined on the basis of actuarial equivalents), but (b) may require payment of benefits to the recipient under the order (i) at any time after the date of the order (ii) as if the

Participant had retired on the date on which such payment is to begin under such order (taking into account only the present benefits in which the Participant is then vested) and (iii) in any form in which such benefits may be paid to the Participant.

          8.10.2  Distributions.  The  Committee  shall  recognize and honor any judgment, decree or order entered on or after January 1, 1985 under a state domestic relations law which the Committee determines to be a Qualified Domestic Relations Order in accordance with such reasonable procedures to determine such status as the Committee shall establish. Without limitation of the foregoing, the Committee shall notify a Participant and the person entitled to benefits under a judgment, decree or order which purports to be a Qualified Domestic Relations Order of (a) the receipt thereof, (b) the Plan's procedures for determining whether such judgment, decree or order is a Qualified Domestic Relations Order and (c) any determination made with respect to such status. During any period during which the Committee is determining whether any judgment, decree or order is a Qualified Domestic Relations Order, any amount which would have been payable to any person pursuant to such order shall be separately accounted for (and adjusted to reflect its appropriate share of the "investment adjustment" as of each Valuation Date pursuant to Article IV) pending payment to the proper recipient thereof, and the Committee may restrict the availability or amount of any withdrawal under Section 7.2 or distribution under Section 8.1 if such withdrawal or distribution may prevent the Plan from giving full effect to such an order, as determined in the sole discretion of the Committee. Any such amount, as so adjusted, shall be paid to the person entitled to such payment under any such judgment, decree or order if the Committee determines such judgment, decree or order to be a Qualified Domestic Relations Order within 18 full calendar months commencing with the date on which the first payment would be required to be made under such judgment, decree or order.

If the Committee is unable to make such a determination within such time period, payment under the Plan shall be as if such judgment, decree or order did not exist and any such determination made after such time period shall be applied prospectively only. Distribution to a person entitled to payment under a Qualified Domestic Relations Order shall be made on a pro rata basis from the Participant's Accounts in such manner as the Committee shall direct.

     8.11 Benefits Payable Only from Trust Fund. All benefits payable under this Plan shall be paid or provided for solely from the Trust Fund, and neither any Employer nor its shareholders, directors, employees or any member of the Committee shall have any liability or responsibility therefor. Except as otherwise provided by law, no Employer assumes any obligations under this Plan except those specifically stated in the Plan.

     8.12 Restrictions on Distribution. Notwithstanding any other provision of the Plan, a Participant's Elective Contributions Account shall not be distributable prior to his separation from service, Disability, death, or attainment of age 59-1/2, except (a) in cases of hardship as provided in Section 7.2, (b) upon termination of the Plan without establishment or maintenance of a successor plan within the meaning of applicable regulations, (c) prior to termination of the Plan, as authorized under section 401(k)(2)(B)(i)(II) of the Code (i) upon disposition by an Employer or Affiliate to an unrelated entity of substantially all of the assets used by such corporation in a trade or business if such Employer or Affiliate continues to maintain this Plan and the acquiring entity does not maintain the Plan after the disposition, in the case of a Participant who continues employment with the corporation acquiring such assets, or (ii) upon disposition by an Employer or Affiliate to an unrelated entity of such corporation's interest in a subsidiary if such corporation continues to maintain this Plan and the acquiring entity does not maintain the Plan after the disposition, with respect to a Participant who continues employment with such a subsidiary. No portion of a Participant's Accounts shall be distributed under the Plan without his prior written consent during any period that the Participant's Elective Contributions Account is not distributable by reason of this Section 8.12, and the Participant's Accounts shall continue to be adjusted as provided in Section 4.6 during any period that distribution is deferred by reason of this Section 8.12.

     8.13 Direct Rollover of Eligible Rollover Distributions. This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

          8.13.1 Definitions.


          (a) Eligible rollover distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and effective January 1, 1999, any hardship withdrawal under Section 7.2.

          (b) Eligible retirement plan. An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or annuity.


          (c) Distributee. A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.


          (d) Direct rollover. A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.


          8.13.2 Limitations. No more than one direct rollover may be elected by a distributee for each eligible rollover distribution. A combination of a direct rollover and cash distribution shall be permitted only if at least $500 is transferred by direct rollover. The Committee may determine not to permit direct rollovers of distributions that it reasonably expects will in the aggregate be less than $200 in the year of distribution.


          8.13.3 Default Procedure. If a Participant (or his surviving spouse, if applicable) does not make a timely election whether or not to directly roll over his eligible rollover distribution within a reasonable period permitted by the Committee for making such election, such distribution shall be made directly to the Participant (or his surviving spouse, if applicable).

                                   ARTICLE IX

                             Beneficiary Designation
                             -----------------------

     9.1 Designation of Beneficiary.  Subject to the further  provisions of this
Article IX, each Participant may designate, at such time and in such manner as the Committee shall prescribe, a Beneficiary or Beneficiaries (who may be any one or more members of his family or any other persons, executor, administrator, any trust, foundation or other entity) to receive any benefits distributable hereunder to his Beneficiary after the death of the Participant as provided herein. Such designation of a Beneficiary or Beneficiaries shall not be effective for any purpose unless and until it has been filed by the Participant with the Committee, provided, however, that a designation mailed by the Participant to the Committee prior to death and received by it after his death shall take effect upon such receipt, but prospectively only and without prejudice to any payor or payee on account of any payments made before receipt by the Committee.

     9.2 Spouse as Presumptive Beneficiary. Notwithstanding Section 9.1, a Participant's sole Beneficiary shall be his surviving spouse, if the Participant has a surviving spouse, unless the Participant has designated another Beneficiary with the written consent of such spouse (in which consent such Beneficiary is specified by name or class, and the effect of such consent is acknowledged) witnessed by a notary public or authorized Plan representative. Any such consent shall be irrevocable. The Committee may, in its sole discretion, waive the requirement of spousal consent if they are satisfied that the spouse cannot be located, or if the Participant can show by court order that he has been abandoned by the spouse within the meaning of local law, or if otherwise permitted under applicable regulations.

     9.3 Change of Beneficiary. A Participant may, from time to time in such manner as the Committee shall prescribe, change his designated Beneficiary or Beneficiaries, but any such designation which has the effect of naming a person other than the surviving spouse as sole Beneficiary is subject to the spousal consent requirement of Section 9.2.

     9.4 Failure to Designate. If a Participant has failed effectively to designate a Beneficiary to receive the Participant's death benefits, or a Beneficiary previously designated has predeceased the Participant and no alternative designation has become effective, such benefits shall be distributed to the Participant's estate.

     9.5 Proof of Death. The Committee may, as a condition precedent to making payment to any Beneficiary, require that a death certificate, burial certificate or other evidence of death acceptable to it be furnished.

     9.6 Discharge of Liability. If distribution in respect of a Participant's Accounts is made to a person reasonably believed by the Committee or its delegate (taking into account any document purporting to be a valid consent of the Participant's spouse, or any representation by the Participant that he is not married) to properly qualify as the Participant's Beneficiary under the foregoing provisions of this Article IX, the Plan shall have no further liability with respect to such Accounts (or the portion thereof distributed).

                                    ARTICLE X

                                   Trust Fund
                                   ----------

     10.1 Trust Agreement. By adopting the Plan, each Employer shall automatically become party to the Trust Agreement between the Company and the Trustee under which the Trustee shall receive the contributions made by the Employers under the Plan and shall hold, invest and distribute the Trust Fund in accordance with the terms and provisions of the Trust Agreement. Any and all rights or benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of the Trust Agreement. In the event that the Trustee shall be a bank or similar financial institution supervised by the United States or a State, the Committee, in its discretion, may authorize the Trustee to invest all or a part of the Plan's assets in deposits which bear a reasonable interest rate in such bank or financial institution.

     10.2 No Diversion of Trust Fund. The Trust Fund shall in no event (within the taxable year or thereafter) be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries (including the payment of the expenses of the administration of the Plan and of the Trust
Fund), except that at the Committee's request:

          (a) A contribution that is made by an Employer by a mistake of fact may be returned to such Employer within one year after the payment of the contribution;

          (b) A contribution  that is conditioned upon its  deductibility  under section 404 of the Code pursuant to Section 3.9 may be returned to the contributing Employer, to the extent that the contribution is disallowed as a deduction, within one year after such disallowance; and

          (c) A contribution that is conditioned on initial qualification of the Plan under section 401(a) of the Code pursuant to Section 3.10 may, if the Plan does not so qualify, be returned (together with any earnings thereon) to the contributing Employer within one year after the date of denial of qualification of the Plan.

     10.3 Duration of Trust. The Trust shall continue for such time as may be necessary to accomplish the purposes for which it is created.

     10.4 Company as Agent. The Company is hereby authorized to act as agent for all other Employers in dealings with the Trustee under the Plan.

                                   ARTICLE XI

                                 Administration
                                 --------------

     11.1 Administrative Committee. There is hereby created an Administrative Committee (the "Committee") which shall consist of not less than three (3) members to be appointed by and serve at the pleasure of the Board of Directors. The Board of Directors may, at any time, fill vacancies or require the resignation of one or more of the members of a Committee with or without cause. In the event that a vacancy or vacancies shall occur on the Committee, the remaining member or members shall act as the Committee until the Board of Directors fills such vacancy or vacancies. No person shall be ineligible to be a member of a Committee because he is, was or may become entitled to benefits under the Plan or because he is a director and/or officer of an Employer or Affiliate or a Trustee; provided, that no Participant shall participate in any determination by the Committee specifically relating to the disposition of his own Account.

     11.2 Limitation of Liability; Indemnity.

          11.2.1 Except as otherwise provided by law, no person who is a member of the Committee, or any employee, director or officer of any Employer or Affiliate, shall incur any liability whatsoever on account of any matter connected with or related to the Plan or the administration of the Plan, unless such person shall have acted in bad faith or been guilty of willful misconduct in respect of his duties, actions or omissions in respect of the Plan.

          11.2.2 Each Company shall indemnify and save harmless each member of the Committee, and each employee, director or officer of such Company or of any of its subsidiaries, from and against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever), unless such person shall have acted in bad faith or been guilty of willful misconduct in respect of his duties, actions or omissions in respect of the Plan.

     11.3 Compensation and Expenses. The members of the Committee shall serve without compensation for their services as such members. All expenses reasonably incurred by the Committee shall be treated as an expense of the Trust Fund unless paid by the Company and/or the other Employers. The members of the Committee shall serve without bond unless the Company or the provisions of any applicable laws shall require otherwise, in which event the Employers shall pay the premium thereon.

     11.4 Voting, Chairmen, Subcommittees.
11.4.1 If there are less than three members of the Committee at any time, the Committee may do any act which the Plan authorizes or requires the Committee to do only upon the unanimous consent of the members of the Committee. If there are three or more members of the Committee at any time, a majority of the members of the Committee at the time in office may do any act which the Plan authorizes or requires the Committee to do. The action of such majority of the members expressed from time to time by a vote at a meeting, or in writing without a meeting, or by telephone communication without a meeting, shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members at the time in office. Where action is taken by members of the Committee by telephone communication, such action shall be confirmed in writing by such members as soon as practicable thereafter. The Secretary of the Committee shall maintain minutes reflecting

Committee meetings and shall cause each action taken in writing without a meeting, and each written confirmation of action taken by telephone, to be included in the minutes of the Committee.

          11.4.2 The members of the Committee shall elect one of their number as Chairman and shall elect a Secretary who may, but need not be, a member of the Committee. They may appoint from their number such subcommittees as they shall determine.

     11.5 Payment of Benefits. The Committee shall advise the Trustee in writing with respect to all benefits which become payable under the terms of the Plan and shall direct the Trustee to pay such benefits to or on order of the Committee. In the event that the Trust Fund shall be invested in whole or in part in one or more insurance contracts, or distribution under this Plan is to be made through the purchase of an annuity contract from an insurance company, the Committee shall be authorized to give such instructions to any such insurance company as may be necessary or appropriate in order to provide for the payment of benefits in accordance with the Plan.

     11.6 Powers and Authority; Action Conclusive. Except as otherwise expressly provided in the Plan or in the Trust Agreement, or by the Board of Directors:

          11.6.1 The Committee shall be responsible for the administration of the Plan.

          11.6.2 The Committee shall have all powers necessary or helpful for the carrying out of its responsibilities, and the decisions or action of the Committee in good faith in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.

     11.6.3 The Committee may delegate to one or more of its members or any other person the right to act on its behalf in all matters connected with the administration of the Plan.

     11.6.4 Without limiting the generality of the foregoing, the Committee shall:

          11.6.4.1 Determine all questions arising out of or in connection with the provisions of the Plan except as otherwise expressly provided herein;

          11.6.4.2 Make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan, and fix the annual accounting period of the trust established under the Trust Agreement as required for tax purposes;

          11.6.4.3 Construe all terms, provisions, conditions and limitations of the Plan;

          11.6.4.4 Determine all questions relating to (i) the eligibility of persons to receive benefits hereunder, (ii) the years of Service and Compensation of a Participant, and (iii) all other matters upon which the benefits or other rights of a Participant or other person shall be based hereunder;

          11.6.4.5 Determine all questions relating to the administration of the Plan (i) when disputes arise between an Employer and a Participant or his Beneficiary, spouse or legal representatives, and (ii) whenever the Committee deems it advisable to determine such questions in order to promote the uniform administration of the Plan for the benefit of all parties concerned.

The foregoing list of powers is not intended to be either complete or exclusive, and the Committee shall, in addition, have such powers as it may determine to be necessary for the performance of its duties under the Plan and the Trust Agreement.

     11.7 Counsel and Agents. The Committee may employ such counsel (including legal counsel, who may be counsel for any Employer or Affiliate), accountants, investment advisors, physicians, agents and such clerical and other services as it may require in carrying out the provisions of the Plan, and shall charge the fees, charges and costs resulting from such employment as an expense of the Trust Fund unless paid by an Employer. Unless otherwise provided by law, any person so employed by a Committee may be legal or other counsel to an Employer, a member of a Committee or an officer or member of the Board of Directors of an Employer or any Affiliate.

     11.8 Reliance on Information. The members of the Committee and any Employer and its officers, directors and employees shall be entitled to rely upon all tables, valuations, certificates, opinions and reports furnished by any accountant, trustee, insurance company, counsel or other expert who shall be engaged by an Employer or the Committee, and the members of the Committee and any Employer and its officers, directors and employees, and if an Employer shall be a partnership, any partner thereof, shall be fully protected in respect of any action taken or suffered by them in good faith in reliance thereon, and all action so taken or suffered shall be conclusive upon all persons affected thereby.

     11.9 Fiduciaries.  Subject to Section 11.10, the provisions of this Section
11.9 shall apply notwithstanding any contrary provisions of the Plan or of the Trust Agreement.

          11.9.1 The named fiduciaries under the Plan shall be the members of the Committee, who shall be named fiduciaries with respect to control or management of the assets of the Plan, and who shall have authority to control or manage the operation and administration of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Trustee.

     11.9.2 The named fiduciaries under the Plan shall have the right, which shall be exercised in accordance with the procedures set forth in Section 11.4.1 and/or in the Trust Agreement for action by the Committee, to allocate responsibilities, fiduciary or otherwise, among named fiduciaries, and the named fiduciaries (or any of them to whom such right shall be allocated) shall have the right to designate persons other than named fiduciaries to carry out responsibilities, fiduciary or otherwise, under the Plan.

     11.9.3 The funding policy and method for this Plan shall consist of the making of contributions, the investments and reinvestments in respect thereof, and the making of distributions, as provided in the foregoing provisions of the Plan.

     11.9.4 Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

     11.9.5 Any named fiduciary under the Plan, and any fiduciary designated by a named fiduciary pursuant to Section 11.9.2 to whom such power is granted by a named fiduciary under the Plan, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan.


     11.9.6 The members of the Committee, or any of them to whom such right shall be allocated, may appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan.


     11.9.7 Except to the extent otherwise provided by law, if any duty or responsibility of a named fiduciary has been allocated or delegated to any other person in accordance with any provision of this Plan or of the Trust Agreement, then such named fiduciary shall not be liable for an act or omission of such person in carrying out such duty or responsibility.


     11.10 Plan Administrator. The Committee shall be the administrator of the Plan, as defined in section 3(16)(A) of ERISA.

                                   ARTICLE XII

                     Right of Company to Amend and Terminate
                     ---------------------------------------

     12.1 Amendment. Effective January 1, 1990, except as herein limited, the Company shall have the right to amend the Plan by resolution of the Board of Directors or the Committee (acting in its capacity as management and delegee of the Board of Directors, and not in the capacity of Plan fiduciaries) to any extent that it may deem advisable, and all Employers and Participants shall be bound thereby. Where deemed necessary or advisable in order to ensure compliance with applicable law (including administrative interpretations thereof), amendments may be put into effect in practice and in communications to Participants prior to the time that they are embodied in formal amendments to the Plan document. No amendment shall (a) have the effect of vesting in any Employer any interest in any property of the Trust Fund; (b) have any retroactive effect so as to deprive any Participant or Beneficiary of any amount theretofore credited to his Accounts, except as provided in Section 12.2 or as otherwise permitted by law; or (c) adversely affect the qualification of the Plan under section 401(a) of the Code.

     12.2 Amendments Required for Qualification. All provisions of this Plan, and all benefits and rights granted hereunder, are subject to any amendments, modifications or alterations which are necessary from time to time to qualify the Plan under section 401(a) of the Code, to continue the Plan as so qualified, or to comply with any other provision of law. Accordingly, notwithstanding
Section 12.1 or any other provision of this Plan, the Company may by written action of any member of the Committee who is an officer of the Company amend, modify or alter the Plan, with or without retroactive effect, in any respect or manner necessary to qualify the Plan under section 401(a) of the Code, to continue the Plan as so qualified, to assure that amounts held in Participants' Accounts are not taxable to them prior to actual receipt, or to comply with any other provision of applicable law.

     12.3 Right to Terminate. The Plan may be terminated at any time by resolution of the Board of Directors, provided that no such action shall permit any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries under the Plan and for the payment of the administrative costs of the Plan prior to the satisfaction of all liabilities under the Plan.

     12.4  Termination of Trust.  If the Plan is terminated  pursuant to Section
12.3 and the Board of Directors determines that the Trust Fund shall be terminated, all of the Participants Accounts shall be nonforfeitable, and the current value of all Accounts shall be distributed in the manner described in
Article VIII; provided, however, that the value of such Accounts shall be adjusted to reflect the expenses of termination to the extent such expenses are not paid by the Company, and further provided that if another defined contribution plan (other than an employee stock ownership plan as defined in section 4975(e)(7) of the Code) is established or maintained (within the meaning of section 401(k)(10)(A)(i) of the Code) distribution shall not be made except as permitted under Section 8.12. Until all Accounts are fully distributed, any remaining Accounts held in the Trust Fund shall continue to be adjusted in accordance with Article IV, and to reflect the expenses of termination.

     12.5 Continuation of Trust. If the Plan is terminated by the Board of Directors but the Board of Directors determines that the Trust Fund shall be continued pursuant to its terms and the provisions of this Section 12.5, no further contributions shall be made, the Participants' Accounts shall be nonforfeitable, and the Trust Fund shall be administered as though the Plan were otherwise in full force and effect. If the Trust Fund is subsequently terminated, the provisions of Section 12.4 shall then apply.

     12.6 Discontinuance of Contributions. Any Employer may at any time, by resolution of its board of directors, completely discontinue its participation in and contributions under the Plan. Unless otherwise agreed to by the Board of Directors, an Employer shall discontinue its participation and all contributions and shall cease to be an Employer with respect to the Plan if it ceases for any reason to be a member of a controlled group of trades or businesses including the Company, within the meaning of section 414(b) or 414(c) of the Code. If an Employer completely discontinues its contributions under the Plan, either by resolution of its board of directors or for any other reason, and such discontinuance is deemed a partial termination of the Plan within the meaning of section 411(d)(3) of the Code, the amounts credited to the Accounts of all affected Participants (other than Participants who, in connection with the discontinuance of Employer contributions, transfer employment to an Employer which continues to contribute under the Plan) shall be nonforfeitable.

     12.7 Plan Merger. Subject to the provisions of this Section 12.7, the Plan may be amended to provide for the merger of the Plan with, or a transfer of all or part of its assets to, any other qualified plan within the meaning of section 401(a) of the Code, or applicable provisions of subsequent law (including such a merger or transfer in lieu of a distribution which might otherwise be required under the Plan). In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in this Plan shall be entitled to a benefit immediately after the merger, consolidation, or transfer (if such other plan then terminated) which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then been terminated).

                                  ARTICLE XIII

                                  Miscellaneous
                                  -------------

     13.1 Filing with Committee. For all purposes of this Plan, the date on which an Appropriate Form, Contribution Agreement, or any other document is returned to or filed with the Committee shall be the date on which such Appropriate Form, Contribution Agreement or other document is actually received by the Committee or its designated agent.

     13.2 Separability. If any provision of this Plan is held invalid or unenforceable, its invalidity or unenforceability shall not affect any other provisions of the Plan and the Plan shall be construed and enforced as if such provisions had not been included therein.

     13.3 Captions. The captions contained herein and the table of contents prefixed hereto are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall affect the Plan or the construction of any provision thereof.

     13.4 Limitation of Liability. Except as provided in Section 11.2 and except to the extent otherwise provided by law, no liability shall attach to or be incurred by any stockholder, officer or director of any Employer or any Affiliate, and if an Employer or Affiliate shall be a partnership, any partner thereof, under or by reason of the terms, conditions and provisions contained in this Plan or in the Trust Agreement, or for the acts or decisions taken or made thereunder or in connection therewith; and as a condition precedent to his participation in the Plan or the receipt of benefits thereunder, or both, such liability, if any, is expressly waived and released by each Participant and Beneficiary, and by any and all persons claiming under or through such persons, such waiver and release to be conclusively evidenced by any act or participation in or the acceptance of benefits or the making of elections under this Plan.

     13.5 Construction. The Plan is intended to constitute a qualified plan under section 401(a) of the Code (which includes a qualified cash or deferred arrangement within the meaning of section 401(k) of the Code) and to comply with applicable provisions of ERISA. Accordingly, the Plan shall, at all times, be construed and administered in a manner consistent with the requirements of said sections 401(a) and 401(k) and of ERISA.

     13.6 Usage. Whenever applicable, the masculine gender, when used in the Plan, shall include the feminine or neuter gender, and the singular shall include the plural.

     13.7 Family Members of Highly Compensated Employees. The family aggregation rules previously effective under the Plan are repealed effective January 1, 1997.

     13.8 Governing Law. The validity of this Plan or of any of its provisions shall be determined under, and shall be construed and administered according to, the laws of the State of New York (without regard to its choice of law principles), except to the extent preempted by ERISA, or any other applicable laws of the United States of America. No action (whether at law, in equity or otherwise) shall be brought by or on behalf of any person for or with respect to benefits due under this Plan unless the person bringing such action has timely exhausted the Plan's claim review procedure. Any action (whether at law, in equity or otherwise) must be commenced within three (3) years from the earlier of (a) the date a final determination denying such benefit, in whole or in part, is issued under the Plan's claim review procedure and (b) the date such person's cause of action first accrued.

                                   ARTICLE XIV

                       Limitation on Maximum Contributions

                          and Benefits Under all Plans

     14.1 Definitions.

          14.1.1 Annual Addition. For purposes of this Article XIV, "Annual Addition" means the sum for any year of (a) employer contributions and forfeitures allocable to a Participant under all plans (or portions thereof) maintained by an Employer or an Affiliate subject to section 415(c) of the Code,
(b) the Participant's employee contributions under all such plans (or portions thereof), and (c) amounts described in section 419A(d)(2) of the Code (relating to post-retirement medical benefits of key employees) or allocated to a pension plan individual medical account described in section 415(l) of the Code, to the extent includible for purposes of section 415(c)(2) of the Code. A Participant's employee contributions described in clause (b) shall be determined without regard to (i) any rollover contributions, (ii) any repayments of loans, or (iii) any prior distributions repaid upon the exercise of buy-back rights. Employer and employee contributions taken into account as Annual Additions shall include "excess contributions" as defined in section 401(k)(8)(B) of the Code, "excess aggregate contributions" as defined in section 401(m)(6)(B) of the Code, and "excess deferrals" as described in section 402(g) of the Code (to the extent such "excess deferrals" are not distributed to the Participant before the end of the taxable year of the Participant in which such deferrals were made), regardless of whether such amounts are distributed or forfeited.

          14.1.2 Earnings. "Earnings" for any year means Total Compensation actually paid or made available by all Employers and Affiliates, but, for Limitation Years (as defined in Section 14.5) beginning before January 1, 1998, determined after giving effect to any Contribution Agreement under this Plan (or any other cash or deferred arrangement described in section 401(k) of the Code) or any salary reduction arrangement under any cafeteria plan (within the meaning of section 125 of the Code).

     14.2 Limitation on Annual Additions. The aggregate Annual Additions to this Plan and all other plans maintained by all Employers and Affiliates for any year shall not exceed the lesser of (a) $30,000, as adjusted pursuant to section 415(d) of the Code, or (b) twenty-five percent (25%) of the Participant's Earnings for such year.

     14.3 Application. If the allocations to a Participant's Account otherwise required under this Plan for any Plan Year would cause the limitations of
Section 14.2 to be exceeded for that Plan Year, contributions otherwise required with respect to such Participant under Article III, shall be reduced to the extent necessary to comply with the limitations of Section 14.2. If such reduction is not effected in time to prevent such allocations for any Limitation Year (as defined in Section 14.5) from exceeding the limitations of Section 14.2, effective August 15, 1991, any reduction in Elective Contributions shall be effected by distributing such excess Elective Contributions to the affected Participant. Any such distribution of excess Elective Contributions shall be limited to the extent such excess Elective Contributions were the result of a reasonable error in determining the amount of Elective Contributions permitted with respect to an individual under the limits of section 415 of the Code after taking into consideration other Annual Additions under the Plan. Matching Contributions related to distributed excess Elective Contributions and any other excess contributions shall be used to reduce contributions for such Participant in the next Limitation Year and each succeeding Limitation Year if necessary; provided, that if the Participant is not covered by the Plan at the end of the current Limitation Year, the portion exceeding the limitation set forth in
Section 14.2 shall be held unallocated in a suspense account for such Limitation Year and shall be allocated and reallocated to the Accounts of all Participants in the next Limitation Year before any other Annual Additions (as defined in Section 14.1.1) are allocated to the Accounts of such Participants. The suspense account will reduce future contributions for all remaining Participants in the next Limitation Year, and each succeeding Limitation Year if necessary. If a suspense account is in existence at any time during the Limitation Year pursuant to this Section 14.3, it will participate in the allocation of the Trust Fund's investment gains and losses. In the event of a termination of the Plan, unallocated amounts held in such suspense account shall be allocated to the extent possible under this
Article XIV for the Limitation Year of termination. Any amount remaining in such suspense account upon termination of the Plan shall then be returned to the Employer, notwithstanding any other provision of the Plan or Trust Agreement.

     14.4 Coverage by Defined Benefit Plan. For Limitation Years beginning before January 1, 2000, if a Participant has at any time been covered by a defined benefit plan maintained by an Employer or an Affiliate, his benefits under this plan shall be further limited as required by section 415(e) of the Code.

     14.5 Limitation Year. The Limitation Year under this Article XIV shall be the Plan Year.

     14.6 Ordering Rule for Reduction of Allocations. If the allocations to a Participant's Accounts for any Limitation Year exceed the limitations of this
Article XIV for that year, contributions (and forfeitures in lieu thereof) under
Article III shall be reduced to the extent necessary in order to comply with the limitation of this Article XIV with such reductions made first to Elective Contributions which do not relate to Matching Contributions, second to the Participant's remaining Elective Contributions and the Matching Contributions relating thereto, and third to Profit-Sharing Contributions.

                                   ARTICLE XV

                             "Top-Heavy" Provisions

                  15.1     Determination of "Top-Heavy" Status.


          15.1.1 Applicable Plans. For purposes of this Article XV, "Applicable Plans" shall include (a) each plan of an Employer or an Affiliate in which a Key Employee (as defined in Section 15.1.2 below for this Plan, and as defined in section 416(i) of the Code for each other Applicable Plan) participates during the five (5)-year period ending on such plan's "determination date" (as described in Section 15.1.4 below) and (b) each other plan of an Employer or an Affiliate which, during such period, enables any plan in clause (a) of this sentence to meet the requirements of section 401(a)(4) or 410 of the Code. Any plan not required to be included under the preceding sentence may also be included, at the option of the Company, provided that the requirements of sections 401(a)(4) and 410 of the Code continue to be satisfied for the group of Applicable Plans after such inclusion. Applicable Plans shall include terminated plans, frozen plans and, to the extent that benefits are provided with respect to service with an Employer or an Affiliate, multiemployer plans (described in section 414(f) of the Code) and multiple employer plans (described in section 413(c) of the Code) to which an Employer or an Affiliate makes contributions.

          15.1.2 Key Employee. For purposes of this Article XV, "Key Employee" for any Plan Year shall mean an employee (including a former employee whether or not deceased) of an Employer or an Affiliate who, at any time during a given Plan Year or any of the four (4) preceding Plan Years, is one or more of the following.

     (a) An officer of an Employer or an Affiliate having Top-Heavy Compensation of more than fifty percent (50%) of the dollar amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; provided, that the number of employees treated as officers shall be no more than fifty (50) or, if fewer, the greater of three (3) employees or ten percent (10%) of the employees (exclusive of employees described in section 414(q)(5) of the Code).

     (b) One of the ten (10) employees (i) having Top-Heavy Compensation of more than the dollar limit under Section 14.2, and (ii) owning or considered as owning within the meaning of section 416(i) of the Code) the largest percentage interests in value of an Employer or an Affiliate, provided that such percentage interest exceeds one-half percent (.5%) in value. If two employees have the same interest in the Employer or an Affiliate, the employee having the greater Total Compensation shall be treated as having a larger interest.

     (c) A person owning (or considered as owning, within the meaning of section 416(i) of the Code) more than five percent (5%) of the outstanding stock of an Employer or an Affiliate, or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or an Affiliate (or having more than five percent (5%) of the capital or profits interest in any Employer or an Affiliate that is not a corporation, determined under similar principles).

     (d) A  one  percent  (1%)  owner  of an  Employer  or an  Affiliate  having
Top-Heavy Compensation of more than one hundred fifty thousand dollars ($150,000). "One percent (1%) owner" means any person who would be described in paragraph (c) of Section 15.1.2 if "one percent (1%)" were substituted for "five percent (5%)" in each place where it appears in paragraph (c).

     For purposes of this Section 15.1.2, "Top-Heavy Compensation" means "compensation" as that term is defined in section 414(q)(4) of the Code.

     15.1.3 Top Heavy Condition. In any Plan Year for which the sum, for all Key Employees (as defined in Section 15.1.2 above for this Plan and as defined in section 416(i) of the Code for each other Applicable Plan), of the present value of the cumulative accrued benefits under all Applicable Plans which are defined benefit plans (determined based on the actuarial assumptions set forth in the "top-heavy" provisions of such plans) and the aggregate of their accounts under all Applicable Plans which are defined contribution plans, exceeds sixty percent (60%) of a similar sum determined for all participants in such plans (but excluding participants who are former Key Employees), the Plan shall be deemed "Top-Heavy."

     15.1.4 Determination Date. The determination as to whether this Plan is "Top-Heavy" for a given Plan Year shall be made on the last day of the preceding Plan Year (the "Determination Date"); and other plans shall be included in determining whether this Plan is "Top-Heavy" based on the determination date as defined in section 416(g)(4)(C) of the Code for each such plan which occurs in the same calendar year as such Determination Date for this Plan.

     15.1.5 Valuation. The value of account balances and the present value of accrued benefits for each Applicable Plan will be determined, subject to section 416 of the Code and the regulations thereunder, as of the most recent valuation date that falls within or ends with the 12-month period ending on the applicable determination date for such plan.

     15.1.6 Distribution within Five Years. Subject to Section 15.1.7 below, distributions from the Plan or any other Applicable Plan during the five
(5)-year period ending on the applicable Determination Date shall be taken into account in determining whether the Plan is "Top-Heavy."

     15.1.7 No Services within Five Years. Benefits and distributions shall not be taken into account with respect to any individual who has not rendered any services to any Employer or Affiliate at any time during the five (5)-year period ending on the applicable Determination Date.

     15.1.8 Compliance with Code Section 416. The calculation of the "top-heavy" ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code section 416 and the regulations thereunder.

     15.1.9 Deductible Employee Contributions. Deductible employee contributions will not be taken into account for purposes of computing the "top-heavy" ratio.

     15.1.10 Beneficiaries. The terms "Key Employee" and "Participant" include their Beneficiaries.

     15.1.11 Accrued Benefit Under Defined Benefit Plans. Effective January 1, 1987, solely for purposes of determining whether this Plan or any other Applicable Plan is "Top-Heavy" for a given Plan Year, the accrued benefit under any defined benefit plan of a Participant other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliate, or (b) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual rule of section 411(b)(1)(C) of the Code.

     15.2 Provisions Applicable in "Top-Heavy" Years. For any Plan Year in which the Plan is deemed to be "Top-Heavy," the following provisions shall apply to any Participant who has not terminated employment before such Plan Year:

     15.2.1 Required Allocation. The amount of Employer contributions and forfeitures which shall be allocated to the Account of any Participant who (a) is employed by an Employer or an Affiliate on the last day of the Plan Year and
(b) is not a Key Employee shall be (i) at least three percent (3%) of such Participant's Total Compensation for such Plan Year, or, (ii) if less, an amount equal to such Total Compensation multiplied by the highest allocation rate for any Key Employee. For purposes of the preceding sentence, the allocation rate for each individual Key Employee shall be determined by dividing the Employer contributions and forfeitures allocated to such Key Employee's account (including elective contributions) under all Applicable Plans considered together by his Total Compensation; provided, however, that clause (ii) above shall not apply if this Plan enables a defined benefit plan required to be aggregated with this Plan under Section 15.1.1 above to meet the requirements of section 401(a)(4) or 410 of the Code. The minimum allocation  provisions of this
Section 15.2.1 shall, to the extent necessary, be satisfied by special Employer contributions made by the Employer for that purpose. Notwithstanding the foregoing, the minimum allocations otherwise required by this Section 15.2.1 shall not be required to be made for any Participant (y) if such Participant is covered under a defined benefit plan maintained by an Employer or an Affiliate which provides the minimum benefit required under section 416(c)(1) of the Code, and/or (z) to the extent that the minimum allocation otherwise required by this
Section 15.2.1 is made under another defined contribution plan maintained by an Employer or an Affiliate. In addition, any minimum allocation required to be made for a Participant who is not a Key Employee shall be deemed satisfied to the extent of the benefits provided by any other qualified plan maintained by an Employer or an Affiliate. For Plan Years beginning on or after January 1, 1989, Elective Contributions by a non-Key Employee shall be disregarded in determining the amount of contributions required to be allocated for his benefit under this Section
15.2.1. For Plan Years beginning on or after January 1, 1989, Matching Contributions for a non-Key Employee that are taken into account to meet the minimum allocation requirements of this Section 15.2.1 shall be disregarded in applying the provisions of Sections 3.4 and 3.5 of the Plan.

     15.2.2 Multiplier. Except as otherwise provided by law, "1.00" shall be substituted for the multiplier "1.25" required by section 415(e)(2)(B)(i) and
(3)(B)(i) of the Code, as applied pursuant to Section 14.4, unless the following conditions are met:

     (a) the percentage described in Section 15.1.3 above does not exceed ninety percent (90%), and

     (b) "four percent (4%)" is substituted  for "three percent (3%)" in Section
15.2.1 above. Notwithstanding any other provision of this Plan, if the sum of the combined limitation fractions described in section 415(e)(2) and (3) of the Code, as applied pursuant to Section 14.4, calculated by substituting "1.00" for "1.25" in applying section 415(e)(2)(B)(i) and (3)(B)(i) of the Code, for any Participant exceeds one hundred percent (100%) for the last Plan Year before the Plan becomes "Top-Heavy," such fractions shall be adjusted, in accordance with applicable regulations, so that their sum does not exceed 100% for such Plan Year.

     15.2.3 Vesting. Any Participant shall be vested in his Profit-Sharing and Matching Contributions Account on a basis at least as favorable as is provided under the following schedule:

         Years of Service                              Vested Percentage
         Less Than 2 Years                                       0%
         2 Years But Less Than 3                                20%
         3 Years But Less Than 4                                40%
         4 Years But Less Than 5                                60%

         5 Years But Less Than 6                                80%
         6 Years or More                                        100%

In any Plan Year in which the Plan is not deemed to be "top- heavy," the vested percentage shall be no less than that which was determined as of the last day of the last Plan Year in which the Plan was deemed to be "top-heavy." The minimum vesting schedule set out above shall apply to all benefits within the meaning of Code section 411(a)(7) except those attributable to employee contributions, including benefits accrued before the effective date of this Article XV and benefits accrued before the Plan became "top-heavy." Any vesting schedule change caused by alterations in the Plan's "top-heavy" status shall be deemed to result from a Plan amendment giving rise to the right of election required by Code section 411(a)(10)(B).

     15.2.4  Bargaining  Unit  Employees.  The provisions of Sections 15.2.1 and
15.2.3 above shall not apply to any employee included in a unit of employees covered by a collective bargaining agreement if, within the meaning of section
416(i)(4) of the Code, retirement benefits were the subject of good faith bargaining.

                                   ARTICLE XVI

                                Leased Employees
                                ----------------

     16.1  Definitions.  For  purposes of this  Article  XVI,  the term  "Leased
Employee" means any person (a) who performs or performed services for an Employer or Affiliate (hereinafter referred to as the "Recipient") pursuant to an agreement between the Recipient and any other person (hereinafter referred to as the "Leasing Organization"), (b) who has performed such services for the Recipient or for the Recipient and related persons (within the meaning of section 144(a)(3) of the Code) on a substantially full-time basis for a period of at least one year, and (c) whose services are performed under primary direction or control by the Recipient.

     16.2 Treatment of Leased Employees. For purposes of this Plan, a Leased Employee shall be treated as an employee of an Affiliate whose service for the Recipient (including service during the one-year period referred to in Section 16.1) is to be taken into account in determining compliance with the service requirements of the Plan relating to participation and vesting. However, subject to Section 1.18.1, such a Leased Employee shall not be entitled to share in contributions under the Plan with respect to any service or compensation attributable to the period during which he is a Leased Employee, and shall not be eligible to become a Participant eligible to accrue benefits under the Plan unless and except to the extent that he shall at some time, either before or after his service as a Leased Employee, qualify as an Eligible Employee without regard to the provisions of this Article XVI, in which event, status as a Leased Employee shall be determined without regard to clause (b) of Section 16.1.

     16.3  Exception  for  Employees  Covered by Plans of Leasing  Organization.
Section 16.2 shall not apply to any Leased Employee if such employee is covered by a money purchase pension plan of the Leasing Organization meeting the requirements of section 414(n)(5)(B) of the Code and Leased Employees do not constitute more than twenty percent (20%) of the aggregate "non-highly compensated work force" (as defined in section 414(n)(5)(C)(ii) of the Code) of all Employers and Affiliates.

     16.4 Construction. The purpose of this Article XVI is to comply with the provisions of section 414(n) of the Code. All provisions of this Article shall be construed consistently therewith, and no individual shall be treated as a Leased Employee except as required by such provision.

                                  ARTICLE XVII

                                Participant Loans
                                -----------------

     17.1 Loans to Parties in Interest. This Article XVII is effective March 4, 1998. Upon the application of a Participant who is a "party in interest" with respect to the Plan (within the meaning of section 3(14) of ERISA), the Committee or its delegate (in either case, the "Loan Administrator") shall instruct the Trustee to make a loan to such Participant from the Participant's Accounts, provided that such loan meets the requirements of Section 17.2. No more than one loan may be outstanding at the same time. The loan request shall be made on the Appropriate Form and submitted to the Loan Administrator, together with such application fee as the Administrator may authorize (if any). The Loan Administrator shall notify the Participant in writing within a reasonable time of the approval or denial of such loan request, and such notification by the Loan Administrator shall be final. The status and rights under the Plan of a Participant who obtains a loan under this Article XVII shall not be affected, except to the extent that the Participant has assigned an interest in the Participant's Accounts pursuant to the applicable provisions of
Section 17.2. All loans shall be granted according to rules adopted by the Loan Administrator and applicable to all Participants who are parties in interest on a uniform basis that does not discriminate in favor of highly compensated employees (within the meaning of section 414(q) of the Code). The Committee may at any time suspend authorization for future loans to Participants, but no such suspension shall affect any loan then outstanding under this Article XVII.

     17.2 Loan Requirements. A loan shall not be made pursuant to Section 17.1 unless such loan meets all of the following requirements:

     17.2.1 Amount. Such loan must be in an amount no less than one thousand dollars ($1,000) and shall not exceed the lowest of:

          (a)  fifty  thousand   dollars   ($50,000)   reduced  by  the  highest
outstanding principal balance during the preceding twelve (12) months of all loans to the Participant from this and any other qualified employer plan (as described in section 72(p)(4) of the Code) which is maintained by an Employer or Affiliate ("controlled group loans"); or

          (b) one-half of the vested balance of the Participant's Accounts, reduced by the current outstanding principal balance of all "controlled group loans" (as described in paragraph (a) above); or

          (c) such other amount as may be determined by the Loan Administrator in order to comply with any restrictions under an Investment Fund that limit the liquidation of investments to fund Participant loans or otherwise.

     If there is a "controlled group loan" (other than a loan made under this Plan) currently outstanding, one-half of the value of the Participant's vested interest under the plan from which such loan was made shall be included in the amount determined under paragraph (b), above. 17.2.2 Adequate Security. All loans must be adequately secured. For this purpose, no more than one-half of the total value of the Participant's vested Accounts under the Plan may be assigned as collateral security. If the Loan Administrator subsequently determines that the loan is no longer adequately secured, additional security may be required.

          17.2.3 Interest. All loans must bear interest, payable with each scheduled loan payment (and in no event less frequently than quarterly), at the prime rate of such bank as the Loan Administrator shall specify plus two percent (2%). The Loan Administrator shall at regular intervals (but no less frequently than quarterly) determine the applicable rate on the basis of a review of pertinent information.

          17.2.4 Repayment Term. Such loan must provide for substantially level amortization (within the meaning of section 72(p)(2)(C) of the Code) with payments made at least quarterly for a fixed term of one (1), two (2), three (3) or four (4) years. A Participant shall have the right on any scheduled payment date to prepay the full outstanding balance of such loan and accrued interest without penalty. Partial prepayment shall not be permitted. Unless the Loan Administrator determines that it is impractical to do so, such loan shall be repaid by substantially level payroll deductions from pay in each pay period in which the loan is outstanding.

          17.2.5  Promissory  Note.  Such loan must be evidenced by a promissory note and loan agreement containing such terms and provisions as the Loan Administrator shall determine, executed by the Participant and, if the Loan Administrator shall so determine, also executed by the Participant's spouse.

     17.3 Funding of Participant Loans.

          17.3.1 Source of Funds. A Participant's loan shall be funded solely by reduction of the Participant's Account balances as of the effective date of the loan in the following order of priority: first, from the Profit-Sharing and Matching Contributions Account to the extent vested at the date of the loan, next from the Participant's Closed Savings

Account (including any Rollover Account) and last, from the Participant's Elective Contributions Account. The promissory note executed pursuant to Section
17.2.5 by a Participant who receives a loan shall be held by the Trustee as an asset of the Trust Fund and allocated solely to the Account or Accounts of the Participant from which the loan was made. For all purposes hereunder, the value of such promissory note shall be considered to be the outstanding unpaid principal amount of the note plus accrued interest.

          17.3.2 Allocation Among Investment Funds; Valuation. A Participant shall specify the Investment Fund or Funds from which his loan will be funded; provided, however, that the Plan Administrator may decide which Investment Funds are to be used if the Participant's instructions cannot be given effect because the specified Investment Funds in the relevant Account(s) are insufficient in amount. The value of that portion of a Participant's Accounts to be borrowed shall be determined as of the date the loan is processed, and the loan proceeds will be distributed in a single payment as soon as practicable thereafter.

     17.4 Loan Payments. Payments of principal and interest on a Participant's loan shall be allocated among Investment Funds in accordance with rules adopted by the Loan Administrator.

     17.5 Loan Expenses. The Loan Administrator may determine to charge any fees, taxes or other expenses incurred in connection with a loan to the Accounts of the Participant obtaining such loan or to the Participant directly. Such charges shall be imposed on a uniform and nondiscriminatory basis.

     17.6 Disposition of Loan Upon Certain Events. In the event that distribution of a Participant's Account is required to be made under the terms of the Plan before the Participant repays an outstanding loan, the Trustee shall offset the outstanding balance of any loan from such Account against the value of the Participant's Account before making a distribution.

     17.7 Compliance with Applicable Law. The Loan Administrator shall take such actions as are deemed appropriate in order to assure full compliance with all applicable laws and regulations relating to Participant loans and the granting and repayment thereof.

     17.8 Default. The outstanding principal amount and accrued interest of a loan made pursuant to Section 17.1 shall become immediately due and payable if the Participant fails to make a scheduled loan payment by the required date, or on the date on which distribution of the Participant's Accounts is made or otherwise commences following the Participant's Termination of Employment. In such event, the Loan Administrator may execute upon the Plan's security interest in the Participant's Accounts to satisfy the debt; provided, however, that execution shall not occur until such time as the Participant's Account could be distributed to the Participant consistent with the requirements for qualification of the Plan under section 401(a) of the Code. The Loan Administrator may take any other action deemed appropriate to obtain payment of the outstanding amount of principal and accrued interest, which may include accepting payments of principal and interest that were not made on schedule and permitting the loan to remain outstanding under its original payment schedule. Any costs incurred by the Loan Administrator in collecting, or attempting to collect, amounts in default shall be charged against the Participant's Accounts. If the Loan Administrator is unable to obtain payment of the outstanding principal and accrued interest (or, in the Loan Administrator's discretion, payment of only the overdue amount of such principal), the Loan Administrator shall take such further action as is deemed appropriate to prevent loss to the Plan as a result of the default. Any discretion by the Loan Administrator in this regard shall be exercised in a uniform manner that does not discriminate in favor of highly compensated employees (within the meaning of section 414(q) of the Code).

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers, the day of October, 1999.


                                               FINLAY ENTERPRISES, INC.


                                               By:
                                                   ---------------------



                                                   Arthur E. Reiner,
                                                   Chief Executive Officer
ATTEST:
-------------------



Bonni G. Davis,
Secretary

                                  SUPPLEMENT A

                             ROLLOVER CONTRIBUTIONS
                             ----------------------

     A.1. Eligibility. The following individuals are eligible to make "Rollover Contributions" to the Plan in accordance with Section A.2 below:

     (i) An individual who becomes an Eligible Employee in connection with the acquisition by an Employer of part or all of the business or assets of a predecessor described in Section 6.4 and who receives credit for his prior service in accordance with Section 6.4.

     (ii) An Eligible Employee who received a lump-sum distribution from the Seligman & Latz Pension Plan as a result of the termination of that pension plan.

     A.2. Rollover Contributions. An Eligible Employee described in Section A.1. above may roll over into the Plan all or any part of the "lump-sum distribution" within the meaning of section 402(e) of the Code (other than amounts attributable to after-tax contributions) that he receives from (i) a tax-qualified pension, profit-sharing or stock bonus plan sponsored by the predecessor employer described in Section 6.4, or (ii) the Seligman & Latz Pension Plan, within sixty (60) days from the day he received the lump-sum distribution. An Eligible Employee who makes such a Rollover Contribution shall be deemed a Participant under this Plan solely with respect to his Rollover Contributions Account until he otherwise qualifies as a Participant in accordance with the other provisions in this Plan.

     A.3. Rollover Contributions Account. A "Rollover Contributions Account" shall be maintained for each Participant in which shall be entered the amount of Rollover Contribution made pursuant to this Supplement A and which shall be treated as an Account for all purposes under the Plan.

     A.4. Vesting. A Participant's interest in his Rollover Contributions Account shall be fully vested and nonforfeitable at all times.

     A.5. Designation of Investment Funds. A Participant may direct the initial investment of his Rollover Contributions Account in accordance with Section
4.3.2. Any later change in the designation of Investment Funds by the Participant in accordance with Section 4.3.1 will apply to all of his Accounts, including his Rollover Contributions Account.

     A.6. Withdrawals from Rollover Contributions Accounts. Withdrawals from a Participant's Rollover Contributions Account shall be permitted in accordance with Section 7.2, as if the Rollover Contributions Account were a part of the Participant's Closed Savings Account, after all permitted withdrawals from the Closed Savings Account. No withdrawals from the Participant's Elective Contributions Account may be made under Section 7.2 until all withdrawals permitted under this Section A.6 have been made.

     A.7. Distribution on Termination of Employment. When a Participant's employment terminates for any reason (including his death), his Rollover Contributions Account shall be distributed in accordance with Articles VII and VIII.

     A.8. Beneficiary Designation. Any Beneficiary designation in accordance with Article IX shall apply to all of the Participant's Accounts, unless specified otherwise.

                                  SUPPLEMENT B

                        1998 PROFIT-SHARING CONTRIBUTIONS
                        ---------------------------------

         Special Contribution for the Plan Year Ending December 31, 1998
         ---------------------------------------------------------------


     For the Plan Year ending December 31, 1998, Finlay Fine Jewelry Corporation shall contribute to the Plan, as an additional Profit-Sharing Contribution, the amount set forth below for each of the specified participant categories:

CLASS A                CLASS B            CLASS C             CLASS D

(Chairman;             (VP and            (CEO; and           (Executive VP;
Former CEO;            Treasurer; and     Group Manager of    VP of Human
VP and Merchant;       Regional VP -      "A" Stores in GA)   Resources; and
Sr. VP and CFO;        Mid Atlantic)                          VP, Secretary and
Regional VP -                                                 General Counsel)
Southeast; and
Sr. VP and
Director of Stores)

$2,500                 $2,100             $1,100              $500

This contribution is contingent on a determination by the Internal Revenue Service that the aggregate Profit-Sharing Contributions for the Plan Year ending December 31, 1998 are nondiscriminatory in amount, based on general rule testing utilizing imputed disparity and cross-testing by reference to benefits, and shall be void and of no effect if such favorable determination is not received.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----
Preamble                                                                       2
ARTICLE I                                                                      3
   1.1 Accounts                                                                3
   1.2 Affiliate                                                               3
   1.3 Appropriate Form                                                        4
   1.4 Beneficiary                                                             4
   1.5 Board of Directors                                                      4
   1.6 Break in Service                                                        4
   1.7 Closed Savings Account                                                  5
   1.8 Code                                                                    5
   1.9 Committee                                                               5
   1.10 Company                                                                5
   1.11 Compensation                                                           5
   1.12 Contribution Agreement                                                 6
   1.13 Date of Hire                                                           6
   1.14 Disability                                                             6
   1.15 Early Retirement Date                                                  7
   1.16 Elective Contributions                                                 7
   1.17 Elective Contributions Account                                         7
   1.18 Eligible Employee/Eligible Participant                                 7
   1.19 Employer                                                               8
   1.20 Entry Date                                                             8
   1.21 ERISA                                                                  9
   1.22 Highly Compensated Employee                                            9
   1.23 Hour of Service                                                        9
   1.24 Investment Fund                                                        9
   1.25 Leased Employee                                                        9
   1.26 Matching Contributions                                                 9
   1.27 Normal Retirement Date                                                 9
   1.28 Participant                                                           10
   1.29 Plan                                                                  10
   1.30 Plan Year                                                             10
   1.31 Profit-Sharing Contributions                                          10
   1.32 Profit-Sharing and Matching Contributions Account                     10
   1.33 Qualified Nonelective Contributions                                   10
   1.34 Reemployment Date                                                     10
   1.35 Service                                                               10
   1.36 Severance Date                                                        10
   1.37 Severance Period                                                      11
   1.38 Termination of Employment                                             11
   1.39 Total Compensation                                                    12

   1.40 Trust Agreement                                                       13
   1.41 Trust Fund                                                            13
   1.42 Trustee                                                               13
   1.43 Valuation Date                                                        13
ARTICLE II                                                                    14
   2.1 In General                                                             14
   2.2 Transfer to Eligible Employment                                        15
   2.3 Reemployment                                                           16
   2.4 Contribution Agreement Required for Elective Contributions             16
   2.5 Suspension on Transfer to Ineligible Employment                        17
   2.6 Transfers Between Employers                                            17
   2.7 No Employment Rights                                                   18
ARTICLE III                                                                   19
   3.1 Profit-Sharing Contributions                                           19
   3.2   Elective Contributions                                               20
   3.3 Matching Contributions                                                 24
   3.4 Section 401(k) Limit on Elective Contributions                         25
   3.5 Section 401(m) Limit on Matching Contributions                         30
   3.6 Special Rules                                                          33
   3.7 Application                                                            36
   3.8 Form of Payment                                                        37
   3.9 Contributions May Not Exceed Amount Deductible                         37
   3.10 Contributions Conditioned on Deductibility and Plan Qualification     37
   3.11 Expenses                                                              37
   3.12 Profits Not Required                                                  37
   3.13 Contributions for Military Service                                    38
ARTICLE IV                                                                    39
   4.1 Plan Accounts                                                          39
   4.2 Investment Funds                                                       40
   4.3 Designation of Investment Funds                                        40
   4.4 Frequency of Changes of Designation                                    41
   4.5 Valuation of Investment Funds                                          42
   4.6 Allocation of Investment Adjustments                                   43
   4.7 Account Adjustments                                                    43
   4.8 Correction of Error                                                    44
   4.9 Allocation Shall Not Vest Title                                        44
   4.10 Statement of Accounts                                                 45
   4.11 Merger of Field Plan                                                  45
ARTICLE V                                                                     47
   5.1 Profit-Sharing and Matching Contributions Account                      47
   5.2 Elective Contributions Account and Closed Savings Account              47
   5.3 Earlier Vesting in Profit-Sharing and Matching Contributions Account   47
   5.4 Forfeitures                                                            48
   5.5 Former Tru-Run Employees                                               49

   5.6 Former Adrien Arpel Employees                                          49
ARTICLE VI                                                                    50
   6.1 Service                                                                50
   6.2 Break in Service                                                       50
   6.3 Rule of Parity                                                         50
   6.4 Service with Predecessors                                              51
   6.5 Nonduplication                                                         51
ARTICLE VII                                                                   52
   7.1 Distribution on Termination of Employment                              52
   7.2 Hardship Withdrawals                                                   52
   7.3 Withdrawals After Age 59-1/2                                           55
ARTICLE VIII                                                                  56
   8.1 In General                                                             56
   8.2 Non-Alienation of Benefits                                             57
   8.3 Doubt as to Right to Payment                                           58
   8.4 Incapacity                                                             58
   8.5 Time of Payment                                                        58
   8.6 Payments to Minors                                                     62
   8.7 Identity of Proper Payee                                               62
   8.8 Inability to Locate Payee                                              62
   8.9 Estoppel of Participants and Their Beneficiaries                       62
   8.10 Qualified Domestic Relations Orders                                   63
   8.11 Benefits Payable Only from Trust Fund                                 65
   8.12 Restrictions on Distribution                                          65
   8.13 Direct Rollover of Eligible Rollover Distributions                    66
ARTICLE IX                                                                    69
   9.1 Designation of Beneficiary                                             69
   9.2 Spouse as Presumptive Beneficiary                                      69
   9.3 Change of Beneficiary                                                  70
   9.4 Failure to Designate                                                   70
   9.5 Proof of Death                                                         70
   9.6 Discharge of Liability                                                 70
ARTICLE X                                                                     71
   10.1 Trust Agreement                                                       71
   10.2 No Diversion of Trust Fund                                            71
   10.3 Duration of Trust                                                     72
   10.4 Company as Agent                                                      72
ARTICLE XI                                                                    73
   11.1 Administrative Committee                                              73
   11.2 Limitation of Liability; Indemnity                                    73
   11.3  Compensation and Expenses                                            74
   11.4   Voting, Chairmen, Subcommittees                                     74
   11.5 Payment of Benefits                                                   75
   11.6 Powers and Authority; Action Conclusive                               75

   11.7 Counsel and Agents                                                    77
   11.8 Reliance on Information                                               77
   11.9 Fiduciaries                                                           77
   11.10  Plan Administrator                                                  79
ARTICLE XII                                                                   80
   12.1 Amendment                                                             80
   12.2 Amendments Required for Qualification                                 80
   12.3 Right to Terminate                                                    81
   12.4 Termination of Trust                                                  81
   12.5 Continuation of Trust                                                 81
   12.6 Discontinuance of Contributions                                       82
   12.7 Plan Merger                                                           82
ARTICLE XIII                                                                  83
   13.1 Filing with Committee                                                 83
   13.2 Separability                                                          83
   13.3 Captions                                                              83
   13.4 Limitation of Liability                                               83
   13.5 Construction                                                          84
   13.6 Usage                                                                 84
   13.7 Family Members of Highly Compensated Employees                        84
   13.8 Governing Law                                                         84
ARTICLE XIV                                                                   85
   14.1  Definitions                                                          85
   14.2 Limitation on Annual Additions                                        86
   14.3 Application                                                           86
   14.4 Coverage by Defined Benefit Plan                                      87
   14.5 Limitation Year                                                       87
   14.6 Ordering Rule for Reduction of Allocations                            87
ARTICLE XV                                                                    88
   15.1 Determination of "Top-Heavy" Status                                   88
   15.2 Provisions Applicable in "Top-Heavy" Years                            91
ARTICLE XVI                                                                   95
   16.1 Definitions                                                           95
   16.2 Treatment of Leased Employees                                         95
   16.3 Exception for Employees Covered by Plans of Leasing Organization      95
   16.4 Construction                                                          96
ARTICLE XVII                                                                  97
   17.1 Loans to Parties in Interest                                          97
   17.2 Loan Requirements                                                     97
   17.3 Funding of Participant Loans                                          99
   17.4 Loan Payments                                                        100
   17.5 Loan Expenses                                                        100
   17.6 Disposition of Loan Upon Certain Events                              100
   17.7 Compliance with Applicable Law                                       101

   17.8 Default                                                              101
SUPPLEMENT A                                                                 103
SUPPLEMENT B                                                                 105